UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 – September 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Diversified Income Trust

Annual report
9 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 21

Message from the Trustees

November 9, 2021

Dear Fellow Shareholder:

In the final months of the year, markets may be at a crossroads. The Federal Reserve is poised to begin reducing its monthly purchases of Treasury and mortgage-backed bonds, a program that has been in place since early 2020. Congress is considering major legislation to support infrastructure projects, which may include both higher tax rates and borrowing. Also of note, companies continue to respond creatively to the evolving challenges of the Covid-19 pandemic.

The investment landscape could change in the months ahead, as often occurs in a dynamic economy. Be assured that Putnam’s research teams will actively analyze new opportunities and risks that might emerge. They will work to uncover investment potential others may miss as they select securities for your fund.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/21. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices provided by Bloomberg Index Services Limited.

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Mike, what was the fund’s investment environment like during the reporting period?

Early in the period, the recovery from the Covid-19-induced market upheaval continued. As 2020 came to a close, news of multiple vaccines stirred hopes of returning to more regularity in the economy, markets, and society in 2021. Early in the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery. A $1.9 trillion aid package signed into law by President Biden in March provided a further boost to market sentiment.

A massive rollout of Covid-19 vaccines during the second quarter of 2021 led to an almost full reopening of the U.S. economy. With things slowly returning to normal, pent-up consumer demand combined with fiscal and monetary stimulus fueled a robust economic rebound.

We had to navigate a number of uncertainties during the latter months of the period. These included an uptick in Delta-variant Covid-19 cases alongside concerns that higher inflation — driven, in part, by surging energy prices — would persist longer than initially expected. Investors also began anticipating

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Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

when the U.S. Federal Reserve would start reducing the vast bond-buying program it launched to help support the economy as lockdowns impeded growth last year. Uncertainty in Washington, D.C., over the coming U.S. House of Representatives vote on a $1 trillion infrastructure bill weighed on investors’ minds as well.

Within this environment, risk-driven assets performed well overall but pulled back late in the period. Convertible securities generated some of the strongest gains, given their hybrid stock/bond structure. High-yield corporate credit also registered a solid advance, driven by a recovery in the energy sector. Conversely, longer-term U.S. Treasuries and other government securities lagged against the backdrop of sharply rising bond yields during the first quarter of 2021 and again in late September.

How did the fund perform for the reporting period?

The fund’s class A shares posted a return of 2.83%, outperforming its benchmark, the ICE BofA U.S. Treasury Bill Index, which returned 0.07% for the period.

Which holdings and strategies drove the fund’s performance during the reporting period?

First off, we think it’s important to highlight that the fund continued to invest outside the constraints of traditional fixed income benchmarks, seeking what we view as the best investment opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity.

In terms of specific strategies, our corporate credit holdings — primarily high-yield bonds

4 Diversified Income Trust

and convertible securities — added the most value during the period. Reflecting investors’ willingness to assume risk in exchange for greater potential return, spreads on corporate securities tightened substantially during the period. Meanwhile, convertible securities benefited from stock market strength. By way of explanation, spreads are the yield advantage investors earn on credit-sensitive bonds over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.

Mortgage credit holdings also meaningfully contributed, led by our exposure to commercial mortgage-backed securities [CMBS]. Lower volatility, strong demand from investors, and better overall fundamentals boosted the sector following significant volatility in the first half of 2020.

Positions in agency credit-risk transfer [CRT] securities also aided performance. A variety of factors helped agency CRTs, including housing-related Covid-19 government policy measures, housing market strength, and optimism about the reopening of the economy. During the summer, the sector also received a lift from reduced uncertainty about the effects a government-mandated mortgage-forbearance program would have on CRT cash flows.

Holdings of emerging market debt across a number of countries provided a further notable boost to performance. Investments in the Ivory Coast, Senegal, Argentina, and Mexico were the top contributors. As noted above, the sector rallied in step with healthier risk dynamics and demand for higher-yielding securities.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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What about detractors from performance for the reporting period?

Our interest-rate and yield-curve strategy was the primary detractor. The portfolio was positioned to benefit if inflation declined and real interest rates rose. Unfortunately, the opposite occurred during the period. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.]

Our interest-rate and yield-curve strategy is intended to provide a degree of protection against underperformance of risk-based assets. Historically, nearly all episodes of risk-asset underperformance occurred during periods of declining inflation or rising real interest rates. However, the Fed’s ongoing bond-buying program has disrupted these typical patterns, in our view. Looking ahead, we believe the tapering of the Fed’s bond purchases may aid the performance of our interest-rate and yield-curve strategy.

Strategies targeting prepayment risk also hampered performance, mostly in the second half of the period. Homeowners have been refinancing mortgages faster than market expectations throughout 2021, placing pressure on our positions in agency interest-only collateralized mortgage obligations [IO CMOs] and inverse interest-only securities [IOs]. Spreads on IO CMOs and inverse IOs widened meaningfully in April and May, as mortgage providers stepped up efforts to attract borrowers who had not refinanced their loans.

How did you use derivatives during the reporting period?

We used credit default swaps to gain exposure to CMBS via CMBX, to hedge the fund’s credit and market risks, and also to gain exposure to specific sectors or individual names. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.] We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to hedge the fund’s duration and convexity, to isolate the prepayment risk associated with our

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Diversified Income Trust

holdings of CMOs, and to help manage overall downside risk. We used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk. We also used total return swaps to gain exposure to inflation and to specific sectors. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

As of period-end, U.S. economic growth expectations had moderated somewhat. However, we believe gross domestic product will continue to grow at a rate above the longer-term trend into 2022. We were encouraged that, as of September 30, U.S. cases of, and hospitalizations from, Covid-19 continued to steadily decline. The country seems to be moving past a July surge caused by the highly transmissible Delta variant, in our view.

We think these factors will support continued solid growth in corporate earnings. Strong cash-flow generation has helped boost companies’ earnings and enabled them to reduce debt, creating an overall positive backdrop for credit fundamentals, in our view.

Near the end of the period, the Fed indicated it was ready to begin reversing its pandemic stimulus programs as early as November and was considering raising its target for short-term interest rates next year. Given the Fed’s shift in tone, we think less bond buying by the central bank is likely to nudge both real and nominal U.S. Treasury yields higher in the months ahead. That said, we think the trend toward higher interest rates will be gradual as bond investors

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust 7

adjust their growth and inflation outlooks, possibly leading to periods of market volatility.

What are your current views on the various sectors in which the fund invests?

Looking first at corporate credit, we have a positive outlook for the fundamentals and overall supply-and-demand backdrop of high-yield bonds. Our view on valuation is more neutral, however, given the relative tightness of yield spreads as of period-end. Within the high-yield market, we are continuing to closely monitor issuers’ balance sheets and liquidity metrics, with an eye toward default risk or a credit-rating downgrade.

In the CMBS market, we believe there are attractive risk-adjusted investment opportunities available amid an improving fundamental backdrop. We continue to find value among issues that have been on the market for a few years. At the same time, we are also investing in newer issues backed by relatively long leases and what we consider to be strong underwriting.

Within residential mortgage credit, given low mortgage rates, high demand, and a declining inventory of available homes, we think home prices are likely to continue rising. Even with tighter yield spreads, we are finding value in investment-grade securities backed by non-agency residential loans, along with legacy residential mortgage-backed securities and lower-quality segments of the agency CRT market.

Despite the challenging environment for prepayment-related strategies so far in 2021, we continue to have conviction in this allocation for both its return potential and diversification benefits. In our view, IO CMOs and other types of prepayment-related securities offer attractive risk-adjusted return potential at current price levels if refinancing activity recedes and mortgage prepayment speeds slow.

In emerging markets, we are seeking opportunities in countries that we think are better positioned to benefit from a global recovery and are less exposed to domestic policy risks.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/3/88)
Before sales charge	5.65%	43.23%	3.66%	17.42%	3.26%	3.74%	1.23%	2.83%
After sales charge	5.52	37.50	3.24	12.73	2.43	–0.41	–0.14	–1.28
Class B (3/1/93)
Before CDSC	5.45	34.87	3.04	13.10	2.49	1.46	0.49	2.09
After CDSC	5.45	34.87	3.04	11.23	2.15	–1.30	–0.43	–2.88
Class C (2/1/99)
Before CDSC	5.46	34.93	3.04	13.01	2.48	1.52	0.50	2.13
After CDSC	5.46	34.93	3.04	13.01	2.48	1.52	0.50	1.13
Class M (12/1/94)
Before sales charge	5.36	39.65	3.40	15.76	2.97	2.90	0.96	2.53
After sales charge	5.26	35.11	3.06	11.99	2.29	–0.45	–0.15	–0.80
Class R (12/1/03)
Net asset value	5.38	39.85	3.41	16.09	3.03	3.01	0.99	2.67
Class R6 (11/1/13)
Net asset value	5.86	47.97	4.00	19.35	3.60	4.75	1.56	3.07
Class Y (7/1/96)
Net asset value	5.84	47.07	3.93	18.82	3.51	4.63	1.52	3.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA U.S.
Treasury Bill Index	—*	6.73%	0.65%	6.02%	1.18%	3.75%	1.24%	0.07%
Lipper Alternative
Credit Focus Funds	5.19%	28.02	2.42	17.68	3.21	11.10	3.47	6.11
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/21, there were 112, 102, 97, 28, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,487 and $13,493, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,511. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,985, $14,797, and $14,707, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/21

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.200306		$0.156379	$0.157258	$0.188885		$0.188885	$0.221391	$0.212605
Capital gains	—		—	—	—		—	—	—
Return of capital*	0.027694		0.021621	0.021742	0.026115		0.026115	0.030609	0.029395
Total	$0.228000		$0.178000	$0.179000	$0.215000		$0.215000	$0.252000	$0.242000
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/20	$6.45	$6.72	$6.37	$6.31	$6.30	$6.51	$6.35	$6.38	$6.38
9/30/21	6.41	6.68	6.33	6.27	6.25	6.46	6.31	6.33	6.34
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	3.56%	3.41%	2.84%	2.87%	3.46%	3.34%	3.42%	3.98%	3.79%
Current 30-day
SEC yield[2]	N/A	3.72	3.12	3.12	N/A	3.51	3.63	4.23	4.13

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 137.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/20	0.99%	1.74%	1.74%	1.24%	1.24%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 9/30/21*	0.97%	1.72%	1.72%	1.22%	1.22%	0.63%	0.72%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/21 to 9/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.76	$8.43	$8.43	$5.99	$5.99	$3.10	$3.54
Ending value (after expenses)	$959.00	$954.90	$954.60	$957.20	$957.60	$960.30	$959.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/21, use the following calculation method. To find the value of your investment on 4/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.91	$8.69	$8.69	$6.17	$6.17	$3.19	$3.65
Ending value (after expenses)	$1,020.21	$1,016.44	$1,016.44	$1,018.95	$1,018.95	$1,021.91	$1,021.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Emerging market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. They are only available to individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

14 Diversified Income Trust

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Diversified Income Trust 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2021, Putnam employees had approximately $562,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Diversified Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Diversified Income Trust 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current

18 Diversified Income Trust

fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and

Diversified Income Trust 19

profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment

20 Diversified Income Trust

performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Credit Focus Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 124, 113 and 100 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2020 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was driven by significant underperformance in the securi-tized sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage space. The Trustees also noted Putnam Management’s view that the commercial real estate sector was not supported by monetary and fiscal policies to the same extent as other sectors and did not recover as strongly from the downturn in March 2020. The Trustees considered Putnam Management’s observation that several of the fund’s other sector exposures and strategies had performed well in 2020, including the fund’s prepayment strategy and corporate credit exposure.

In addition, the Trustees noted the fund’s strong performance prior to the onset of the COVID-19 pandemic. The Trustees considered Putnam Management’s observation that the fund’s positioning in corporate credit and residential mortgage-backed investments and the rebound in commercial mortgage-backed investments contributed to the fund’s above-median performance year to date, as of March 31, 2021. The Trustees also considered that the fund’s long term performance had improved as of March 31, 2021, as the fund had first quartile performance over the five-year period then-ended. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a

Diversified Income Trust 21

new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Diversified Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Diversified Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Diversified Income Trust (the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 12, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Diversified Income Trust

The fund’s portfolio 9/30/21

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (52.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$113,349	$133,578
5.00%, 3/20/50	30,239	33,618
3.50%, with due dates from 9/20/49 to 11/20/49	110,709	119,403
		286,599
U.S. Government Agency Mortgage Obligations (52.3%)
Uniform Mortgage-Backed Securities
5.50%, TBA, 10/1/51	23,000,000	25,724,799
5.00%, TBA, 10/1/51	5,000,000	5,497,042
4.50%, TBA, 10/1/51	15,000,000	16,221,678
4.00%, TBA, 10/1/51	430,000,000	460,755,062
3.50%, TBA, 10/1/51	391,000,000	413,772,544
3.00%, TBA, 11/1/51	37,000,000	38,675,086
3.00%, TBA, 10/1/51	189,000,000	197,792,771
2.50%, TBA, 10/1/51	131,000,000	135,078,410
		1,293,517,392
Total U.S. government and agency mortgage obligations (cost $1,294,505,667)		$1,293,803,991

U.S. TREASURY OBLIGATIONS (0.3%)*	Principal amount	Value
U.S. Treasury Bonds 1.375%, 11/15/40 [i]	$1,105,000	$998,688
U.S. Treasury Inflation Index Notes 0.25%, 7/15/29 [i]	962,380	1,143,716
U.S. Treasury Notes
2.375%, 5/15/29 [i]	260,000	281,434
1.625%, 9/30/26 [i]	758,000	781,566
1.125%, 2/28/27 [i]	814,000	817,679
0.75%, 4/30/26 [i]	768,000	764,559
0.375%, 12/31/25 [i]	1,415,000	1,387,747
0.25%, 5/31/25 [i]	84,000	82,663
U.S. Treasury Strip zero %, 11/15/24 [i]	683,000	672,434
Total U.S. treasury obligations (cost $6,930,486)		$6,930,486

MORTGAGE-BACKED SECURITIES (43.1%)*	Principal amount	Value
Agency collateralized mortgage obligations (24.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3919, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.50%), 6.416%, 9/15/41	$6,942,366	$1,301,623
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 9/25/50	5,172,526	979,573
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.116%, 12/15/47	16,642,178	2,424,765
REMICs IFB Ser. 4731, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.116%, 11/15/47	12,775,775	2,314,364
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 8/15/56	2,337,967	540,842
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 4/15/47	9,105,367	1,851,384

Diversified Income Trust 25

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4265, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.016%, 1/15/35	$26,645,921	$5,030,862
REMICs IFB Ser. 5004, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/50	5,399,207	988,325
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 7/25/50	45,061,775	8,625,229
REMICs Ser. 4509, Class CI, IO, 6.00%, 9/15/45	13,147,385	3,433,335
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 1/25/50	3,503,169	603,321
REMICs IFB Ser. 4937, Class 4937, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 12/25/49	1,076,248	197,082
Strips IFB Ser. 326, Class S2, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.866%, 3/15/44	5,900,536	1,056,260
Strips IFB Ser. 311, Class S1, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.866%, 8/15/43	9,323,416	1,592,784
REMICs Ser. 5007, Class IC, IO, 5.00%, 8/25/50	5,549,731	955,580
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	4,110,743	644,153
REMICs Ser. 5152, Class MI, IO, 4.50%, 10/25/51	62,741,323	10,770,596
REMICs Ser. 5134, Class ID, IO, 4.50%, 8/25/51	40,680,658	6,590,144
REMICs Ser. 5122, Class AI, IO, 4.50%, 7/25/51	43,693,409	7,603,527
REMICs Ser. 5049, Class AI, IO, 4.50%, 12/25/50	36,182,360	6,862,346
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	32,344,847	4,783,819
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	35,273,533	5,410,756
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	63,458,694	10,484,614
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	3,499,923	637,780
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	3,633,786	503,218
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	4,718,250	623,852
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	5,337,626	538,925
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	10,239,215	978,431
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	16,470,814	2,192,117
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	6,801,488	344,994
REMICs Ser. 4020, Class IA, IO, 4.00%, 3/15/27	3,234,617	180,944
REMICs Ser. 5142, Class IC, IO, 3.50%, 9/25/51	61,022,488	7,495,880
REMICs Ser. 4484, Class TI, IO, 3.50%, 11/15/44	2,630,475	134,362
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	2,803,635	180,258
REMICs Ser. 5051, Class BI, IO, 3.00%, 11/25/50	71,632,487	9,433,174
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	6,150,101	579,006
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	9,211,326	722,325
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	2,503,715	64,746
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.384%, 7/25/43 W	6,810,315	93,982
Federal National Mortgage Association
Grantor Trust Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	8,217	675
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 6.314%, 4/25/40	5,394,297	1,090,071
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.114%, 6/25/48	38,876,334	5,941,431
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.114%, 6/25/48	46,266,949	6,968,728

26 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 15-42, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.114%, 6/25/45	$2,414,289	$419,922
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 10/25/41	1,947,323	97,857
REMICs IFB Ser. 19-5, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 3/25/49	2,032,613	388,686
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 12/25/48	580,850	52,277
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 12/25/46	37,421,412	6,730,211
REMICs IFB Ser. 16-62, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 9/25/46	26,802,494	4,474,676
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	10,574,277	2,253,396
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	12,146,283	3,116,153
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	18,421,189	4,212,852
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 3/25/50	17,803,386	3,237,367
REMICs IFB Ser. 19-73, Class 73, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 12/25/49	1,319,588	234,764
REMICs IFB Ser. 19-57, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 10/25/49	3,448,057	588,634
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 8/25/49	1,524,290	237,344
REMICs IFB Ser. 19-47, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 8/25/49	17,998,834	3,054,229
REMICs IFB Ser. 19-34, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 7/25/49	21,719,911	3,655,971
REMICs IFB Ser. 19-38, Class 38, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 7/25/49	994,582	190,373
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.814%, 10/25/41	11,422,981	1,965,193
Interest Strip Ser. 399, Class 2, IO, 5.50%, 11/25/39	17,307	3,394
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	743,473	124,123
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	32,007,283	5,743,707
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	1,353,755	249,443
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	808,742	129,717
REMICs Ser. 20-45, Class EI, IO, 5.00%, 7/25/50	29,572,123	4,760,935
REMICs Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	8,463,590	1,368,732
REMICs Ser. 17-87, Class KI, IO, 5.00%, 6/25/41	604,701	107,987
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	52,664	8,262
REMICs Ser. 21-15, Class IJ, IO, 4.50%, 4/25/51	30,939,744	5,290,697
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	4,874,008	802,137
REMICs Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	23,851,497	4,335,778
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	4,305,818	789,877
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	1,951,783	46,647
Interest Strip Ser. 405, Class 2, IO, 4.00%, 10/25/40	58,002	8,621
REMICs Ser. 20-75, Class MI, IO, 4.00%, 11/25/50	7,061,529	1,067,774
REMICs Ser. 19-70, Class 70, IO, 4.00%, 12/25/49	11,322,640	808,097
REMICs Ser. 18-3, Class PI, IO, 4.00%, 2/25/48	7,849,985	949,333

Diversified Income Trust 27

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	$3,783,974	$396,560
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	3,029,718	178,629
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	1,112,604	132,418
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	9,507,160	1,104,447
REMICs Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	2,454,709	46,033
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	3,521,809	402,507
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	3,460,477	315,249
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	12,076,769	1,346,802
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	10,612,518	1,345,746
REMICs Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	2,375,802	184,583
REMICs Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	7,010,499	421,535
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	6,471,734	462,793
REMICs Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	11,647,766	1,088,798
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	18,607,695	2,160,670
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	3,144,380	178,177
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	7,097,940	264,860
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	7,537,986	468,380
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	2,556,995	44,850
REMICs Ser. 21-43, Class IO, IO, 2.50%, 6/25/51	74,660,876	10,794,580
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	2,957,961	29,580
REMICs FRB Ser. 01-50, Class B1, IO, 0.38%, 10/25/41 W	101,073	505
Trust FRB Ser. 02-W8, Class 1, IO, 0.298%, 6/25/42 W	4,555,509	34,166
Government National Mortgage Association
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%), 6.663%, 1/20/43	20,269,066	4,526,433
IFB Ser. 10-68, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.58%), 6.493%, 6/20/40	970,077	204,648
IFB Ser. 20-61, Class SF, IO, ((-1 x 1 Month US LIBOR) + 6.44%), 6.353%, 7/20/43	21,795,011	4,179,646
IFB Ser. 21-98, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 6/20/51	52,616,803	7,292,163
IFB Ser. 21-77, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 5/20/51	51,300,806	6,990,577
IFB Ser. 21-58, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 4/20/51	85,389,891	13,465,823
IFB Ser. 21-42, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 3/20/51	55,320,213	8,219,876
IFB Ser. 21-57, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 3/20/51	87,425,394	11,808,617
IFB Ser. 18-105, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.163%, 8/20/48	23,716,456	3,695,185
IFB Ser. 18-91, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.163%, 7/20/48	17,722,658	2,727,236
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.113%, 8/20/48	22,438,644	3,467,376
IFB Ser. 18-100, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.113%, 7/20/48	18,141,781	2,943,903
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.113%, 6/20/48	15,758,359	2,393,632

28 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 18-67, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.113%, 5/20/48	$14,885,940	$2,272,102
IFB Ser. 17-160, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.113%, 10/20/43	22,872,475	4,509,583
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 7/20/50	3,778,516	647,615
IFB Ser. 18-139, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 10/20/48	2,310,283	352,552
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 9/20/43	4,198,523	789,532
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 3/20/43	1,175,601	113,540
IFB Ser. 13-152, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 5/20/41	17,155,894	3,318,784
IFB Ser. 10-20, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 2/20/40	4,305,725	757,033
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.015%, 7/16/43	4,556,216	748,769
IFB Ser. 20-63, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 4/20/50	4,202,681	752,961
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 8/20/49	2,383,086	346,096
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 7/20/49	2,426,032	361,066
IFB Ser. 18-164, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 12/20/48	36,593,992	5,872,020
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 10/20/45	16,589,532	3,114,678
IFB Ser. 14-46, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 3/20/44	8,509,706	1,686,624
IFB Ser. 14-4, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 1/20/44	13,454,801	2,577,068
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 12/20/43	4,960,087	1,049,227
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 2/20/50	6,835,469	834,304
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 1/20/50	38,583,306	6,346,646
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 10/20/49	9,548,628	2,523,905
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 8/20/49	5,031,453	732,159
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 6/20/49	5,433,682	691,498
IFB Ser. 19-6, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 1/20/49	22,566,693	3,341,843
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 5.513%, 8/20/44	12,229,111	2,185,746
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	11,153,448	2,622,367
Ser. 17-79, Class IB, IO, 5.50%, 5/20/47	4,212,903	882,951

Diversified Income Trust 29

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	$5,115,665	$1,029,908
Ser. 19-119, Class IN, IO, 5.00%, 9/20/49	26,790,673	3,921,710
Ser. 18-37, IO, 5.00%, 3/20/48	10,032,687	1,621,577
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	5,743,505	1,211,590
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	5,300,729	931,762
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	9,470,188	1,780,869
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	6,658,217	975,362
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	16,187,831	3,265,296
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,117,751	415,312
Ser. 14-132, IO, 5.00%, 9/20/44	6,691,353	1,288,019
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	6,450,131	884,540
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,503,049	473,326
Ser. 12-146, IO, 5.00%, 12/20/42	4,653,427	878,707
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	18,520,566	3,391,323
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	5,713,407	1,047,251
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	31,555,628	5,995,569
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	17,391,390	3,245,233
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	1,273,673	225,064
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	8,493,615	1,596,885
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	7,656,349	1,384,587
Ser. 20-61, IO, 4.50%, 5/20/50	90,100,989	15,315,213
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	2,471,814	364,804
Ser. 21-122, Class GI, IO, 4.50%, 11/20/47	42,985,937	6,065,462
Ser. 16-84, Class IB, IO, 4.50%, 11/16/45	2,034,052	381,303
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	2,553,078	260,159
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	10,473,317	2,108,184
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	6,859,908	1,256,281
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	7,387,093	1,193,673
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	4,236,492	284,429
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,316,905	91,565
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	16,872,331	3,000,763
Ser. 13-167, IO, 4.50%, 9/20/40	3,452,697	549,937
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	4,117,690	364,009
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	12,259,642	2,033,233
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	10,464,571	1,909,366
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	6,336,419	1,051,211
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	7,205,934	659,199
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	9,078,827	1,306,534
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	18,365,027	1,688,315
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	10,720,805	1,134,905
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	3,781,352	267,616
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	7,571,266	1,363,453
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	5,248,887	781,082
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	2,738,521	73,493
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	3,354,908	467,239
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	3,967,866	629,582
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,850,809	191,232
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	6,820,079	1,009,372

30 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	$2,420,504	$384,342
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	6,445,628	505,945
Ser. 21-8, Class VI, IO, 3.50%, 12/20/50	33,827,147	5,269,801
Ser. 19-110, Class PI, IO, 3.50%, 9/20/49	15,976,878	1,479,459
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	2,486,260	126,991
Ser. 17-139, Class IG, IO, 3.50%, 9/20/47	2,309,722	198,222
Ser. 16-79, IO, 3.50%, 6/20/46	5,290,388	520,997
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	5,958,680	590,034
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	9,365,569	985,352
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	10,354,014	803,901
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	735,909	3,458
Ser. 13-76, IO, 3.50%, 5/20/43	8,869,997	1,121,877
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	6,093,643	583,067
Ser. 13-28, IO, 3.50%, 2/20/43	2,179,581	215,844
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	5,076,832	511,643
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	5,389,584	564,451
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	2,315,220	232,957
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	19,573,746	2,987,932
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	13,601,849	1,957,640
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	1,731,229	20,365
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	4,592,596	334,433
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	7,108,179	379,577
Ser. 15-131, Class BI, IO, 3.50%, 6/20/41	3,462,221	36,841
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	10,870,794	714,211
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	5,540,144	135,844
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	8,618,342	326,785
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	3,453,440	59,514
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	1,555,452	27,217
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	53,790,865	4,278,229
Ser. 21-55, Class PI, IO, 3.00%, 3/20/51	52,639,214	4,279,568
Ser. 21-30, Class KI, IO, 3.00%, 2/20/51	50,385,142	7,568,156
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	36,655,653	5,655,872
Ser. 20-176, Class BI, IO, 3.00%, 11/20/50	56,475,282	7,964,145
Ser. 18-H04, IO, 2.473%, 2/20/68 W	43,238,880	3,814,015
Ser. 17-H03, Class EI, IO, 2.466%, 1/20/67 W	24,476,286	2,363,491
Ser. 17-H02, Class BI, IO, 2.436%, 1/20/67 W	20,411,141	1,494,157
Ser. 18-H05, Class BI, IO, 2.395%, 2/20/68 W	63,365,493	5,504,878
Ser. 18-H05, Class AI, IO, 2.389%, 2/20/68 W	53,169,448	4,619,096
Ser. 16-H04, Class HI, IO, 2.387%, 7/20/65 W	49,601,187	2,232,053
Ser. 18-H02, Class EI, IO, 2.375%, 1/20/68 W	67,415,429	5,814,581
Ser. 17-H06, Class BI, IO, 2.344%, 2/20/67 W	45,528,194	3,424,403
Ser. 18-H02, Class HI, IO, 2.338%, 1/20/68 W	55,082,814	4,785,319
Ser. 16-H22, Class AI, IO, 2.329%, 10/20/66 W	36,043,607	2,695,485
Ser. 18-H01, IO, 2.32%, 12/20/67 W	24,103,394	2,014,827
Ser. 17-H16, Class JI, IO, 2.315%, 8/20/67 W	36,441,092	3,148,738
Ser. 18-H03, Class XI, IO, 2.308%, 2/20/68 W	82,207,643	6,453,300
Ser. 18-H01, Class XI, IO, 2.307%, 1/20/68 W	35,615,990	3,544,904
Ser. 17-H08, Class NI, IO, 2.245%, 3/20/67 W	46,272,802	3,146,551

Diversified Income Trust 31

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H12, Class QI, IO, 2.24%, 5/20/67 W	$39,881,576	$2,654,917
Ser. 17-H05, Class CI, IO, 2.225%, 2/20/67 W	26,267,376	2,290,279
Ser. 16-H23, Class NI, IO, 2.225%, 10/20/66 W	86,368,029	6,097,583
Ser. 17-H06, Class MI, IO, 2.218%, 2/20/67 W	36,634,909	2,573,456
Ser. 16-H16, Class EI, IO, 2.194%, 6/20/66 W	32,075,232	2,254,889
Ser. 17-H11, Class TI, IO, 2.188%, 4/20/67 W	25,701,179	2,120,348
Ser. 17-H16, IO, 2.177%, 8/20/67	32,753,403	2,817,415
Ser. 17-H18, Class FI, IO, 2.147%, 9/20/67 W	37,992,555	3,514,311
Ser. 16-H24, Class JI, IO, 2.103%, 11/20/66 W	18,825,080	1,532,480
Ser. 17-H20, Class HI, IO, 2.097%, 10/20/67 W	33,067,492	2,893,405
Ser. 16-H27, Class EI, IO, 1.914%, 12/20/66 W	30,327,972	1,847,520
Ser. 16-H17, Class KI, IO, 1.893%, 7/20/66 W	21,304,056	1,511,256
Ser. 15-H15, Class BI, IO, 1.868%, 6/20/65 W	57,353,885	3,728,003
Ser. 15-H18, Class BI, IO, 1.86%, 7/20/65 W	33,884,980	2,355,006
Ser. 15-H12, Class AI, IO, 1.853%, 5/20/65 W	68,521,022	3,898,846
Ser. 17-H11, Class DI, IO, 1.847%, 5/20/67 W	25,177,829	1,864,732
Ser. 15-H23, Class DI, IO, 1.842%, 9/20/65 W	30,163,340	2,017,928
Ser. 17-H10, Class MI, IO, 1.83%, 4/20/67 W	74,450,109	4,273,436
Ser. 17-H09, IO, 1.821%, 4/20/67 W	37,828,850	2,218,511
Ser. 15-H10, Class BI, IO, 1.803%, 4/20/65 W	29,826,374	1,920,819
Ser. 15-H15, Class AI, IO, 1.802%, 6/20/65 W	40,059,183	2,828,178
FRB Ser. 15-H08, Class CI, IO, 1.784%, 3/20/65 W	50,138,534	2,822,800
Ser. 17-H06, Class DI, IO, 1.775%, 2/20/67 W	28,800,672	1,609,958
Ser. 15-H24, Class AI, IO, 1.773%, 9/20/65 W	28,003,846	1,837,248
Ser. 15-H20, Class BI, IO, 1.768%, 8/20/65 W	40,322,502	2,649,188
Ser. 15-H23, Class BI, IO, 1.743%, 9/20/65 W	58,645,476	3,272,417
Ser. 15-H03, Class CI, IO, 1.706%, 1/20/65 W	56,007,989	3,153,250
Ser. 14-H25, Class BI, IO, 1.677%, 12/20/64 W	39,762,865	2,217,814
Ser. 16-H14, IO, 1.673%, 6/20/66 W	37,510,322	1,937,520
Ser. 16-H18, IO, 1.654%, 8/20/66 W	41,182,658	2,207,597
Ser. 17-H03, Class HI, IO, 1.579%, 1/20/67 W	62,478,154	3,006,761
Ser. 15-H01, Class BI, IO, 1.553%, 1/20/65 W	29,843,238	1,550,028
Ser. 16-H08, Class AI, IO, 1.552%, 8/20/65 W	39,081,184	1,930,611
Ser. 20-H12, Class IH, IO, 1.508%, 7/20/70 W	63,447,370	4,695,993
Ser. 14-H06, Class BI, IO, 1.454%, 2/20/64 W	36,103,491	1,327,056
Ser. 16-H06, Class CI, IO, 1.45%, 2/20/66 W	34,589,485	1,469,465
Ser. 12-H29, Class AI, IO, 1.377%, 10/20/62 W	14,322,452	389,041
Ser. 12-H29, Class FI, IO, 1.377%, 10/20/62 W	14,322,452	389,041
Ser. 18-H15, Class EI, IO, 1.278%, 8/20/68 W	54,087,932	3,483,262
		612,411,341
Commercial mortgage-backed securities (6.3%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.665%, 11/10/42 (In default) † W	5,406,396	4,168,331
FRB Ser. 05-1, Class C, 5.665%, 11/10/42 (In default) † W	8,629,000	2,338,459
BANK 144A Ser. 17-BNK9, Class D, 2.80%, 11/15/54	169,000	153,910
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	308,000	247,719

32 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.54%, 1/12/45 W	$591,000	$472,800
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	4,190,000	2,937,190
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	4,945,000	5,691,433
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	113,698	113,130
CD Commercial Mortgage Trust FRB Ser. 17-CD3, Class C, 4.702%, 2/10/50 W	205,000	212,973
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	4,116,000	3,420,392
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.887%, 12/15/47 W	13,980,000	13,889,016
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 5.083%, 4/10/47 W	109,000	114,952
Ser. 12-LC4, Class B, 4.934%, 12/10/44 W	475,000	475,606
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 5.009%, 5/10/47 W	226,000	169,726
FRB Ser. 14-UBS3, Class D, 4.927%, 6/10/47 W	2,511,000	2,530,364
FRB Ser. 13-CR9, Class D, 4.412%, 7/10/45 W	3,238,000	2,175,738
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	1,439,294
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.01%, 2/15/41 W	10,781,406	5,258,092
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.904%, 4/15/50 W	6,587,000	4,887,244
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.548%, 2/10/46 W	273,000	252,543
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	401,000	397,395
GS Mortgage Securities Trust 144A
FRB Ser. 12-GCJ7, Class D, 5.74%, 5/10/45 W	225,000	207,000
FRB Ser. 14-GC24, Class D, 4.669%, 9/10/47 W	15,237,000	10,388,290
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.705%, 9/15/47 W	248,000	244,340
FRB Ser. 13-C12, Class C, 4.235%, 7/15/45 W	182,000	186,257
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.956%, 2/15/47 W	11,123,000	6,020,280
FRB Ser. 14-C18, Class E, 4.456%, 2/15/47 W	7,852,000	3,803,281
FRB Ser. 14-C25, Class D, 4.089%, 11/15/47 W	7,740,000	5,976,751
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	8,518,688
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	254,000	249,459
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.305%, 4/15/46 W	431,000	357,266
Ser. 13-LC11, Class B, 3.499%, 4/15/46	180,000	183,040
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	13,371,809	9,019,245
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	60,277	1
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.497%, 8/15/46 W	650,000	45,500
FRB Ser. 15-C23, Class D, 4.282%, 7/15/50 W	745,000	751,279

Diversified Income Trust 33

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C10, Class F, 4.216%, 7/15/46 W	$254,000	$55,880
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	5,920,578
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	1,336,155	1,316,485
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.539%, 3/15/45 W	7,066,000	4,953,266
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.836%, 3/25/50	568,000	589,217
FRB Ser. 19-01, Class M10, 3.336%, 10/15/49	3,609,000	3,642,322
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	4,414,162	44
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	6,847,000	187,608
Ser. 13-C6, Class E, 3.50%, 4/10/46	7,734,000	6,115,181
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.443%, 7/15/46 W	14,132,111	6,502,726
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	1,454,503
Ser. 19-C53, Class D, 2.50%, 10/15/52	250,000	230,040
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	1,255,974
FRB Ser. 12-C9, Class E, 4.969%, 11/15/45 W	6,190,000	5,523,993
FRB Ser. 13-C15, Class D, 4.65%, 8/15/46 W	22,811,996	13,049,114
FRB Ser. 12-C10, Class D, 4.56%, 12/15/45 W	12,891,000	8,501,300
		156,595,215
Residential mortgage-backed securities (non-agency) (12.0%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	7,724,431	4,517,837
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 2.67%, 11/27/36 W	6,240,372	5,117,105
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 2.628%, 9/25/35 W	1,699,364	1,575,823
FRB Ser. 05-8, Class 21A1, 2.462%, 10/25/35 W	67,325	62,448
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (1 Month US LIBOR + 0.23%), 0.546%, 9/25/46	4,286,995	3,890,045
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/27 (Bermuda)	2,376,000	2,443,587
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.266%, 11/25/47	2,634,263	2,213,226
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.436%, 3/25/37	8,420,468	7,890,912
FRB Ser. 07-AMC3, Class A2B, (1 Month US LIBOR + 0.18%), 0.266%, 3/25/37	1,162,009	1,070,489
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3, 3.698%, 3/25/65 W	410,000	422,628
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.197%, 6/25/46 W	2,352,808	2,568,325
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 1.052%, 8/25/46	2,819,408	2,758,624

34 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.032%, 6/25/46	$3,978,511	$3,659,966
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.70%), 0.786%, 9/25/35	618,292	583,607
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.744%, 11/20/35	13,104,442	12,546,997
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	2,536,975	2,252,900
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	4,623,990	4,442,647
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	9,231,358	8,363,922
Deutsche Alt-A Securities Mortgage Loan Trust FRB Ser. 06-AR4, Class A2, (1 Month US LIBOR + 0.38%), 0.466%, 12/25/36	8,626,872	4,487,319
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR + 2.85%), 2.936%, 1/25/30	686,000	652,358
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 10.586%, 5/25/28	6,318,713	6,848,680
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.084%, 7/25/28	2,088,922	2,336,240
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.436%, 4/25/28	10,571,027	11,931,136
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 7.636%, 12/25/27	11,149,618	12,043,567
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 5.236%, 10/25/29	1,935,000	2,114,641
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.236%, 11/25/28	2,295,337	2,369,444
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 5.036%, 7/25/29	3,062,000	3,294,070
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/24	71,190	71,718
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	1,710,000	1,792,171
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M3, (1 Month US LIBOR + 4.50%), 4.586%, 2/25/24	288,833	298,633
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1, (1 Month US LIBOR + 4.45%), 4.536%, 3/25/30	1,590,000	1,679,068
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1, (1 Month US LIBOR + 3.15%), 3.236%, 7/25/30	137,000	139,360
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 9/25/30	1,782,062	1,805,180
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (1 Month US LIBOR + 12.25%), 12.336%, 2/25/49	570,000	658,410
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 11.55%, 10/25/50	256,000	334,720
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.086%, 10/25/48	2,953,000	3,485,837

Diversified Income Trust 35

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 10.836%, 1/25/49	$2,342,000	$2,707,689
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.586%, 3/25/49	2,996,000	3,373,408
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (1 Month US LIBOR + 10.00%), 10.086%, 8/25/50	448,000	560,560
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (1 Month US LIBOR + 10.00%), 10.086%, 7/25/50	3,318,000	4,139,206
Structured Agency Credit Risk Debt FRN Ser. 20-DNA3, Class B2, (1 Month US LIBOR + 9.35%), 9.436%, 6/25/50	239,000	292,028
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.236%, 7/25/49	1,763,000	1,914,641
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 7.836%, 9/25/48	3,182,000	3,473,473
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	5,008,000	5,291,629
Seasoned Credit Risk Transfer Trust Ser. 19-1, Class M, 4.75%, 7/25/58 W	1,850,000	1,942,997
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.336%, 10/25/48	753,000	785,944
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	200,000	203,427
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 3.186%, 3/25/50	1,613,385	1,638,196
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	179,112	181,503
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	99,878	101,252
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 10/25/48	31,900	32,317
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.336%, 9/25/28	14,086,407	16,350,938
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.836%, 10/25/28	7,695,786	8,917,501
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 11.836%, 8/25/28	5,417,627	6,109,775
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 10.836%, 1/25/29	444,233	489,952
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (1 Month US LIBOR + 10.25%), 10.336%, 1/25/29	1,138,778	1,287,531
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.336%, 4/25/29	3,579,804	3,935,251
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.986%, 10/25/28	452,029	474,187
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	14,741,373	15,556,003
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.586%, 9/25/29	18,272,300	19,919,694
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.386%, 10/25/28	715,840	751,894

36 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 7/25/25	$90,141	$90,888
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 4.936%, 10/25/29	4,947,000	5,361,805
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 4.586%, 12/25/30	753,000	795,594
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.536%, 5/25/30	1,200,000	1,245,296
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.536%, 2/25/30	3,018,000	3,174,559
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.536%, 1/25/29	59,134	61,349
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.386%, 2/25/25	72,820	74,117
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (1 Month US LIBOR + 4.25%), 4.336%, 1/25/31	425,000	447,129
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1, (1 Month US LIBOR + 4.10%), 4.186%, 3/25/31	1,624,000	1,684,323
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/30	1,626,000	1,696,976
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	257,253	261,759
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	194,233	195,612
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1, (1 Month US LIBOR + 3.75%), 3.836%, 3/25/31	313,000	319,580
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1, (1 Month US LIBOR + 3.75%), 3.836%, 10/25/30	500,000	521,563
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 3.686%, 1/25/30	1,598,000	1,665,485
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.086%, 10/25/29	2,044,250	2,099,529
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (1 Month US LIBOR + 2.85%), 2.936%, 11/25/29	248,967	255,524
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 2.886%, 2/25/30	3,376,942	3,450,139
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.586%, 5/25/30	1,037,328	1,052,802
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.336%, 7/25/30	58,228	58,943
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (1 Month US LIBOR + 2.20%), 2.286%, 8/25/30	552,514	559,263
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.186%, 3/25/31	738,418	746,081
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class B1, (1 Month US LIBOR + 9.25%), 9.336%, 11/25/39	8,200,000	8,678,515
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1B1, (1 Month US LIBOR + 6.75%), 6.836%, 2/25/40	1,645,000	1,714,452
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1, (1 Month US LIBOR + 5.75%), 5.836%, 7/25/29	4,084,000	4,456,557

Diversified Income Trust 37

MORTGAGE-BACKED SECURITIES (43.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1, (1 Month US LIBOR + 5.25%), 5.336%, 6/25/39	$617,000	$636,281
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.186%, 9/25/31	184,000	189,158
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (1 Month US LIBOR + 3.65%), 3.736%, 2/25/40	239,000	249,034
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1, (1 Month US LIBOR + 3.00%), 3.086%, 1/25/40	126,000	125,639
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.536%, 7/25/31	260,643	262,109
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 0.446%, 5/25/36	9,710,145	3,239,096
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.396%, 5/25/37	5,319,278	4,465,872
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 0.607%, 5/19/35	11,785,844	5,385,034
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.486%, 6/25/37	4,373,550	2,216,745
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	174,120	167,733
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR + 4.00%), 4.086%, 4/25/27 (Bermuda)	1,062,860	1,071,483
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month US LIBOR + 2.85%), 2.936%, 7/25/28 (Bermuda)	5,382,000	5,484,469
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 4.436%, 7/25/29 (Bermuda)	383,000	389,767
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 3.586%, 7/25/29 (Bermuda)	317,000	323,217
Radnor Re, Ltd. 144A FRB Ser. 20-2, Class B1, (1 Month US LIBOR + 7.60%), 7.686%, 10/25/30 (Bermuda)	168,000	175,988
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.506%, 8/25/36	8,777,143	8,513,829
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	256,000	275,363
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	240,000	250,077
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 2.91%, 9/25/35 W	130,679	130,988
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.066%, 10/25/45	130,769	129,971
		297,504,329
Total mortgage-backed securities (cost $1,234,767,368)		$1,066,510,885

CORPORATE BONDS AND NOTES (16.5%)*	Principal amount	Value
Basic materials (0.9%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$1,120,000	$1,260,000
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	30,000	31,200

38 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Basic materials cont.
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	$525,000	$521,719
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	1,200,000	1,297,500
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	75,000	80,063
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	410,000	419,226
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	135,000	143,269
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	47,000	48,998
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	185,000	194,019
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	825,000	892,032
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	825,000	863,157
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	1,119,000	1,377,769
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	3,167,000	3,238,258
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	1,100,000	1,105,500
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	370,000	387,518
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	555,000	550,144
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	670,000	668,326
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	20,000	20,965
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	140,000	140,875
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	30,000	31,050
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	100,000	102,125
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	265,000	270,632
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	655,000	655,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	175,000	173,084
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	65,000	68,426
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	175,000	177,482
Olympus Water US Holding Corp. 144A sr. notes 4.25%, 10/1/28	500,000	492,738
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	2,610,000	2,586,379
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	165,000	165,619
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	530,000	532,650

Diversified Income Trust 39

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Basic materials cont.
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	$1,350,000	$1,368,563
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32 ##	245,000	247,450
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	1,450,000	1,460,876
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	80,000	79,600
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	82,000	89,790
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	70,000	72,013
		21,814,015
Capital goods (1.2%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	50,000	48,625
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	332,000	345,280
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	65,000	67,829
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	90,000	92,475
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. notes 3.25%, 9/1/28	875,000	872,813
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	1,140,000	1,152,825
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	500,000	683,038
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	320,000	323,600
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	59,000	62,245
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	138,000	170,430
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	230,000	235,750
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	284,000	281,870
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	90,000	94,510
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	1,000,000	1,095,000
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	585,000	605,475
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	3,935,000	4,180,938
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	465,000	465,000
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	1,350,000	1,360,125
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	1,345,000	1,299,895
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	1,990,000	2,116,862
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	2,214,000	2,211,232
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	94,000	96,292

40 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Capital goods cont.
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	$245,000	$251,125
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	2,365,000	2,400,475
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	2,275,000	2,307,362
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	2,086,000	2,250,273
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	55,000	56,994
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	68,000	70,153
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	337,000	346,268
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	1,405,000	1,407,614
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	940,000	938,360
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	2,729,000	2,844,983
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	182,000	183,820
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	100,000	110,750
		31,030,286
Communication services (1.4%)
Altice Financing SA 144A company guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	1,240,000	1,195,639
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	500,000	494,941
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	820,000	825,125
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	1,420,000	1,462,600
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	113,000	116,535
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	7,311,000	7,895,880
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	680,000	710,923
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	990,000	1,021,402
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	157,000	163,892
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	1,363,000	1,380,038
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	590,000	631,996
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	790,000	853,814
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	55,000	59,140
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	913,000	894,548
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	3,845,000	4,123,340
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	945,000	1,004,063

Diversified Income Trust 41

CORPORATE BONDS AND NOTES (16.5%)* cont.		Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26		$189,000	$195,048
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27		66,000	67,901
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28		344,000	346,659
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29		790,000	765,313
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		1,802,000	2,306,560
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		2,175,000	2,635,502
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23		349,000	389,955
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30		45,000	49,687
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27		1,020,000	1,123,725
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31		940,000	947,990
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		22,000	23,111
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22		28,000	28,327
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29		675,000	682,127
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28		448,000	476,000
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)		1,083,000	1,120,905
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)		295,000	299,057
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)		1,275,000	1,307,481
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	100,000	139,584
			35,738,808
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity		$1,000,000	978,750
			978,750
Consumer cyclicals (3.9%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		775,000	770,265
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 144A sr. notes 4.625%, 6/1/28 (Luxembourg)		400,000	399,380
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 144A sr. notes 4.625%, 6/1/28 (Luxembourg)		200,000	199,376
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25		1,000,000	1,070,000
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		45,000	45,956
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		655,000	650,088

42 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	$1,350,000	$1,339,875
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	1,500,000	1,530,000
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	45,000	46,381
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	75,000	76,691
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	1,330,000	1,346,625
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	1,345,000	1,390,394
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	655,000	655,721
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	2,340,000	2,394,616
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	355,000	380,738
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	985,000	970,225
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	60,000	62,089
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	1,336,000	881,760
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	1,171,000	512,313
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	2,057,000	2,146,994
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	1,390,000	1,401,009
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	1,499,000	1,533,238
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	2,279,000	2,740,566
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	1,034,000	1,100,362
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	420,000	436,800
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	1,165,000	1,199,950
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	235,000	236,786
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	1,000,000	1,217,745
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	40,000	41,875
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	70,000	73,800
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	1,226,000	1,267,402
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	100,812	106,372
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	4,907,592	5,238,855
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	45,000	52,763
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	1,125,000	1,175,625

Diversified Income Trust 43

CORPORATE BONDS AND NOTES (16.5%)* cont.		Principal amount	Value
Consumer cyclicals cont.
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		$47,000	$48,976
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25		26,000	27,463
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity		49,000	60,760
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		1,225,000	1,391,907
L Brands, Inc. company guaranty sr. unsec. sub. bonds 6.875%, 11/1/35		1,390,000	1,744,450
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25		12,000	15,225
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		695,000	788,825
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	1,400,000	1,591,689
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$675,000	681,750
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24		39,000	39,436
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		63,000	65,205
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		150,000	165,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		35,000	36,855
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		430,000	426,776
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)		125,000	130,625
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		1,655,000	1,691,171
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		2,395,000	2,496,788
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		20,000	20,622
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28		900,000	884,251
Mav Acquisition Corp. 144A sr. unsec. notes 8.00%, 8/1/29		1,000,000	955,280
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25		695,000	743,650
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26		57,000	58,924
Motion Bondco DAC company guaranty sr. notes Ser. REGS, 4.50%, 11/15/27 (Ireland)	EUR	1,420,000	1,568,832
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		$1,035,000	1,073,502
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		1,050,000	1,078,875
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28		50,000	51,868
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27		125,000	132,247
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)		54,000	55,283
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28		1,045,000	1,084,188
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29		495,000	484,011
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31		495,000	481,516

44 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	$3,685,000	$3,889,960
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	790,000	757,910
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	1,645,000	1,700,568
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	94,000	134,890
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	20,000	20,425
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	3,162,000	3,654,608
Scientific Games International, Inc. 144A company guaranty sr. notes 5.00%, 10/15/25	1,095,000	1,126,482
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	2,148,000	2,244,660
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	450,000	453,656
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	380,000	396,625
Signal Parent, Inc. 144A sr. unsec. notes 6.125%, 4/1/29	1,345,000	1,284,475
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	1,440,000	1,428,336
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	705,000	689,138
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	875,000	854,766
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	1,000,000	1,016,875
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	860,000	915,900
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	1,500,000	1,566,713
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	45,000	48,375
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	870,000	892,385
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	590,000	561,504
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	145,000	150,438
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	1,505,000	1,528,855
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	1,340,000	1,340,000
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	1,405,000	1,512,159
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	705,000	785,370
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	515,000	558,775
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	1,630,000	1,770,588
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	465,000	472,557
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	135,000	144,743
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	1,280,000	1,327,104

Diversified Income Trust 45

CORPORATE BONDS AND NOTES (16.5%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29		$1,885,000	$1,908,563
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28		1,330,000	1,403,150
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29		655,000	661,550
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		1,953,000	1,972,491
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		2,395,000	2,412,963
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25		30,000	31,651
			96,387,793
Consumer staples (0.9%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		990,000	980,100
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		63,000	63,958
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)		230,000	231,438
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		580,000	624,951
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		235,000	240,875
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23		1,500,000	1,545,000
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		158,000	158,205
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		50,000	53,086
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		54,000	56,377
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35		1,723,000	2,118,885
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26		1,420,000	1,495,745
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		1,195,000	1,313,604
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26		909,000	931,289
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24		22,000	22,376
Loxam SAS notes 3.75%, 7/15/26 (France)	EUR	1,400,000	1,656,329
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		$151,000	158,056
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		345,000	340,905
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		1,689,000	1,758,672
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		840,000	878,199
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		595,000	612,821
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25		15,000	17,096
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		80,000	92,200
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		1,205,000	1,476,607
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		50,000	60,563

46 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Consumer staples cont.
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	$575,000	$677,063
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	55,000	60,704
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	730,000	804,847
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes 5.125%, 1/15/28	1,420,000	1,481,025
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	378,000	400,680
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	50,000	50,267
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	935,000	1,013,372
		21,375,295
Energy (3.6%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	780,000	852,891
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	10,000	11,327
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	35,000	36,860
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	911,000	1,020,302
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	595,000	648,860
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	305,000	327,875
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	562,000	607,663
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	2,345,000	2,304,502
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	670,000	724,475
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	70,000	95,113
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	1,000,000	1,018,735
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	55,000	57,200
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	1,075,000	1,125,740
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	85,000	85,213
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	17,000	17,673
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	930,000	967,200
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	392,000	423,360
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	917,000	1,024,748
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	1,476,000	1,632,825
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	89,000	92,226
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	804,000	971,835
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	50,000	56,875
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	899,000	1,177,690
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	1,000,000	1,417,519
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	370,000	523,550

Diversified Income Trust 47

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Energy cont.
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	$677,000	$843,578
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	53,000	56,334
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	370,000	381,100
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	275,000	278,866
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	2,910,000	2,975,476
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	2,786,000	2,932,265
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	100,000	105,375
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	1,818,000	1,935,697
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	145,000	163,263
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	230,000	238,734
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	86,000	89,831
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	345,000	348,882
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	1,698,000	1,761,675
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	1,261,000	1,278,654
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	1,015,000	1,023,881
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	680,000	699,700
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	1,000,000	924,000
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	922,000	954,270
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	1,026,000	1,067,040
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	35,000	36,663
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	28,000	32,976
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	3,371,000	4,241,139
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	35,000	47,476
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	830,000	1,138,299
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	800,000	758,001
Pertamina Persero PT sr. unsec. unsub. bonds Ser. REGS, 6.00%, 5/3/42 (Indonesia)	2,580,000	3,189,868
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	208,000	231,660
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	3,006,000	3,381,750
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	6,941,000	7,534,456
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	138,000	154,201

48 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Energy cont.
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	$26,102,000	$1,435,610
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	4,617,000	253,935
Petroleos del Peru SA sr. unsec. unsub. bonds Ser. REGS, 4.75%, 6/19/32 (Peru)	3,170,000	3,265,100
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	5,990,000	5,671,931
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	6,707,000	6,501,765
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	1,135,000	1,172,330
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.50%, 3/13/27 (Mexico)	101,000	106,634
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	133,000	136,325
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	205,000	214,112
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	70,000	72,891
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	284,000	288,260
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	1,460,000	1,497,128
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	255,000	260,429
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	2,408,000	2,493,050
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	25,000	27,885
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	880,000	949,718
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	2,680,000	2,867,600
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	1,302,000	1,328,040
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	160,000	179,276
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	40,000	43,129
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	575,000	628,727
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	65,000	68,250
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	462,300	462,300
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	1,453,000	1,445,633
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	500,000	515,000
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	43,000	44,772
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	30,000	31,275
		87,988,472

Diversified Income Trust 49

CORPORATE BONDS AND NOTES (16.5%)* cont.		Principal amount	Value
Financials (2.0%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		$85,000	$89,123
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		360,000	363,600
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31		3,576,000	5,157,767
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29		30,000	30,422
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	1,350,000	1,598,519
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R		$479,000	474,809
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		55,000	61,256
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		80,000	93,751
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		630,000	630,000
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31		405,000	385,003
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28		415,000	400,475
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		2,600,000	2,736,500
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R		2,240,000	2,450,007
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		100,000	142,650
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		886,000	898,183
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27		465,000	452,213
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		400,000	412,000
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		790,000	811,725
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24		56,000	56,700
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		480,000	501,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		1,450,000	1,504,375
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		1,380,000	1,378,275
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB 7.70%, perpetual maturity (Italy)		1,370,000	1,547,949
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		1,230,000	1,285,350
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		670,000	708,525
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		97,000	100,757
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)		7,050,000	6,835,046
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		480,000	476,616
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		1,410,000	1,427,520
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		950,000	942,876

50 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.5%)* cont.		Principal amount	Value
Financials cont.
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27		$50,000	$52,340
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		1,288,000	1,326,640
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30		420,000	420,928
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25		40,000	43,400
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26		1,045,000	1,210,894
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25		748,000	840,565
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		145,000	157,159
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		1,430,000	1,470,684
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		1,350,000	1,373,625
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25		3,575,000	3,637,563
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R		35,000	39,296
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)		625,000	639,063
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		590,000	620,975
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 19.436%, perpetual maturity (Netherlands)	EUR	1,517,950	2,527,581
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 11.125%, 4/1/23		$1,392,000	1,419,840
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia)		200,000	209,000
			49,943,145
Health care (1.4%)
180 Medical, Inc. 144A company guaranty sr. unsec. notes 3.875%, 10/15/29		300,000	300,000
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		2,029,000	2,176,103
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29		1,715,000	1,757,618
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28		855,000	876,119
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29		1,685,000	1,667,341
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25		380,000	387,847
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.25%, 2/15/31		500,000	459,805
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29		560,000	521,500
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28		740,000	766,825
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		710,000	727,750
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		200,000	217,750

Diversified Income Trust 51

CORPORATE BONDS AND NOTES (16.5%)* cont.		Principal amount	Value
Health care cont.
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		$675,000	$707,063
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		625,000	639,844
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26		45,000	47,721
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29		135,000	143,438
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27		40,000	41,950
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28		1,350,000	1,297,688
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28		720,000	842,400
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)		560,000	560,000
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25		745,000	770,144
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		90,000	102,974
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		45,000	47,673
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		1,978,000	2,049,801
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	1,405,000	1,679,247
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)		$2,350,000	2,279,500
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		1,315,000	1,341,300
Organon Finance 1, LLC 144A sr. unsec. notes 5.125%, 4/30/31		550,000	577,693
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		695,000	701,950
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		120,000	130,458
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		585,000	583,815
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		465,000	480,694
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		23,000	23,345
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27		23,000	23,863
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25		25,000	26,531
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27		2,760,000	2,877,301
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26		2,581,000	2,671,128
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29		1,120,000	1,136,800
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)		795,000	869,531
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		1,520,000	1,736,600
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)		650,000	684,125
			34,933,235

52 Diversified Income Trust

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Technology (0.5%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	$400,000	$405,554
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	400,000	407,672
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	57,108
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	958,000	954,791
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	137,000	162,965
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	64,000	65,440
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	48,000	52,530
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	2,887,000	2,986,655
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	100,000	104,573
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	1,407,000	1,317,417
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	745,000	785,528
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	1,345,000	1,331,550
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	690,000	724,500
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	1,035,000	1,037,588
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	740,000	757,620
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	945,000	966,735
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	75,000	83,064
		12,201,290
Transportation (0.2%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	90,000	90,338
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	1,390,000	1,497,726
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	1,390,000	1,461,237
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	150,000	167,250
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	535,000	552,896
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	535,000	549,044
		4,318,491
Utilities and power (0.5%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	924,000	924,832
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	23,000	23,460
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	35,000	35,525
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	38,000	39,092
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	1,620,000	1,652,400
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	20,000
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	160,000	157,600
Colorado Interstate Gas Co., LLC company guaranty sr. unsec. notes 6.85%, 6/15/37	2,495,000	3,301,072

Diversified Income Trust 53

CORPORATE BONDS AND NOTES (16.5%)* cont.	Principal amount	Value
Utilities and power cont.
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	$244,000	$237,290
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	14,000	14,503
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	135,000	144,028
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	940,000	929,425
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	295,000	313,807
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	1,544,000	1,585,087
Pacific Gas and Electric Co. sr. notes 4.55%, 7/1/30	750,000	810,998
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	25,000	25,949
PG&E Corp. sr. sub. notes 5.00%, 7/1/28	1,350,000	1,375,313
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	40,000	42,630
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	25,000	26,296
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	52,000	53,823
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	145,000	148,980
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	60,000	61,950
		11,924,060
Total corporate bonds and notes (cost $411,135,347)		$408,633,640

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.8%)*	Principal amount	Value
Angola (Republic of) sr. unsec. notes Ser. REGS, 8.25%, 5/9/28 (Angola)	$11,140,000	$11,544,048
Argentina (Republic of) 144A sr. unsec. notes 5.00%, 2/1/29 (Argentina)	12,668,107	8,361,077
Armenia (Republic of) sr. unsec. notes Ser. REGS, 3.60%, 2/2/31 (Armenia)	4,870,000	4,596,063
Bahrain (Kingdom of) sr. unsec. notes Ser. REGS, 7.375%, 5/14/30 (Bahrain)	3,330,000	3,679,617
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%, 5/14/30 (Bahrain)	760,000	839,792
Belarus (Republic of) sr. unsec. notes Ser. REGS, 6.20%, 2/28/30 (Belarus)	2,110,000	1,862,075
Brazil (Federal Republic of) sr. unsec. unsub. bonds 8.25%, 1/20/34 (Brazil)	2,280,000	3,034,634
Buenos Aires (Government of) 144A sr. unsec. unsub. bonds 3.90%, 9/1/37 (Argentina)	11,057,427	5,024,827
Colombia (Republic of) sr. unsec. unsub. bonds 7.375%, 9/18/37 (Colombia)	2,540,000	3,120,288
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 5.00%, 6/1/27 (Argentina)	13,431,080	9,077,971
Cordoba (Province of) 144A sr. unsec. unsub. notes 5.00%, 12/10/25 (Argentina)	152,683	115,413
Costa Rica (Government of) sr. unsec. unsub. notes Ser. REGS, 6.125%, 2/19/31 (Costa Rica)	2,780,000	2,849,528

54 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.8%)* cont.		Principal amount	Value
Development Bank of Mongolia, LLC unsec. notes Ser. REGS, 7.25%, 10/23/23 (Mongolia)		$4,010,000	$4,290,700
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		2,400,000	2,457,000
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.875%, 1/30/60 (Dominican Republic)		5,748,000	5,624,476
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 4/20/27 (Dominican Republic)		2,872,000	3,475,120
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		4,068,000	4,698,540
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%, 4/18/24 (Dominican Republic)		1,551,000	1,645,999
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%, 1/27/25 (Dominican Republic)		300,000	327,750
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)		5,780,000	5,881,208
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.053%, 1/15/32 (Egypt)		1,390,000	1,350,024
Gabon (Republic of) sr. unsec. notes Ser. REGS, 6.625%, 2/6/31 (Gabon)		2,410,000	2,370,828
Ghana (Republic of) sr. unsec. bonds Ser. REGS, 8.125%, 3/26/32 (Ghana)		1,820,000	1,726,725
Honduras (Government of) sr. unsec. unsub. notes Ser. REGS, 5.625%, 6/24/30 (Honduras)		3,080,000	3,203,231
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)		337,000	347,889
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)		550,000	613,322
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%, 1/15/24 (Indonesia)		370,000	412,086
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)		9,965,000	11,310,375
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		12,420,000	14,003,364
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)		200,000	207,999
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)		17,715,000	18,711,469
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Ivory Coast)		9,451,757	9,439,942
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%, 3/22/30 (Ivory Coast)	EUR	280,000	336,611
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)		$4,251,000	4,527,315
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Ivory Coast)	EUR	250,000	299,572
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)		$2,714,000	3,765,702
Jamaica (Government of) sr. unsec. unsub. notes 6.75%, 4/28/28 (Jamaica)		400,000	464,960
Jordan (Kingdom of) sr. unsec. notes Ser. REGS, 5.85%, 7/7/30		3,770,000	3,901,950
Kenya (Republic of) sr. unsec. bonds Ser. REGS, 8.00%, 5/22/32 (Kenya)		4,200,000	4,641,134

Diversified Income Trust 55

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.8%)* cont.	Principal amount	Value
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%, 5/22/27 (Kenya)	$3,220,000	$3,482,752
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 6/24/24 (Kenya)	2,270,000	2,485,604
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,637,000	1,913,751
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)	3,120,000	3,268,197
Mongolia (Government of) sr. unsec. notes Ser. REGS, 4.45%, 7/7/31 (Mongolia)	4,060,000	3,931,920
Nigeria (Republic of) sr. unsec. notes Ser. REGS, 8.747%, 1/21/31 (Nigeria)	2,620,000	2,878,673
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%, 8/1/29 (Oman)	5,769,000	6,071,930
Pakistan (Islamic Republic of) sr. unsec. notes Ser. REGS, 7.375%, 4/8/31 (Pakistan)	2,710,000	2,706,669
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	7,544,000	8,027,269
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)	19,710,000	19,907,100
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	10,820,000	11,293,375
South Africa (Republic of) sr. unsec. unsub. bonds 6.30%, 6/22/48 (South Africa)	240,000	247,226
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 6/22/30 (South Africa)	2,420,000	2,669,057
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25 (South Africa)	5,690,000	6,372,686
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	740,000	775,162
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	6,430,000	5,385,125
Turkey (Republic of) sr. unsec. unsub. notes 7.625%, 4/26/29 (Turkey)	3,520,000	3,751,912
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)	3,218,000	3,328,223
Ukraine (Government of) sr. unsec. notes Ser. REGS, 6.876%, 5/21/29 (Ukraine)	3,550,000	3,598,809
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	3,915,000	3,776,918
United Mexican States sr. unsec. unsub. bonds 3.25%, 4/16/30 (Mexico)	708,000	724,971
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%, 3/31/38 (Venezuela)	2,900,000	297,105
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †	13,582,000	1,460,066
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default) †	2,093,000	224,998
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †	21,992,000	2,364,141
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	2,350,000	2,601,253
Total foreign government and agency bonds and notes (cost $275,125,008)		$267,685,516

56 Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (6.1%)*		Principal amount	Value
Basic materials (—%)
Sika AG cv. sr. unsec. notes Ser. REGS, 0.15%, 6/5/25 (Switzerland)	CHF	640,000	$1,074,077
			1,074,077
Capital goods (0.1%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26		$972,000	1,027,890
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25		814,000	1,161,172
			2,189,062
Communication services (0.5%)
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes 1.125%, 3/15/28		2,081,000	2,111,445
Cellnex Telecom, SA cv. sr. unsec. unsub. notes 1.50%, 1/16/26 (Spain)	EUR	400,000	845,225
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$3,528,000	3,667,357
DISH Network Corp. 144A cv. sr. unsec. notes zero %, 12/15/25		379,000	452,905
Liberty Broadband Corp. 144A cv. sr. unsec. bonds 1.25%, 9/30/50		692,000	702,726
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23		986,000	1,342,403
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50		845,000	1,014,423
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49		1,942,000	2,011,912
			12,148,396
Consumer cyclicals (1.0%)
adidas AG 144A cv. sr. unsec. notes 0.05%, 9/12/23 (Germany)	EUR	600,000	825,324
Alarm.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26		$519,000	465,024
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25		1,485,000	2,180,723
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25		1,236,000	1,795,290
Compagnie Generale des Etablissements Michelin SCA cv. sr. unsec. unsub. notes zero %, 1/10/22 (France)		400,000	413,240
DraftKings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 3/15/28		2,224,000	1,958,232
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26		1,683,000	1,817,053
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26		2,519,000	2,715,797
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23		244,000	346,188
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23		1,257,000	1,813,419
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25		448,000	860,266
NCL Corp., Ltd. cv. company guaranty sr. unsec. notes 5.375%, 8/1/25		333,000	568,431
Nexity SA cv. sr. unsec. notes 0.25% (Units) (France)	EUR	2,850	224,614
NIO, Inc. 144A cv. sr. unsec. notes 0.50%, 2/1/27 (China)		$366,000	297,942
RH cv. sr. unsec. notes zero %, 9/15/24		91,000	286,168
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes 2.875%, 11/15/23		1,956,000	2,528,131
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes zero %, 12/15/25		1,152,000	1,383,730
Square, Inc. 144A cv. sr. unsec. sub. notes 0.25%, 11/1/27		1,013,000	1,194,397
Square, Inc. 144A cv. sr. unsec. sub. notes zero %, 5/1/26		1,227,000	1,405,449
Vail Resorts, Inc. 144A cv. sr. unsec. sub. notes zero %, 1/1/26		1,493,000	1,593,778
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25		583,000	772,078
			25,445,274

Diversified Income Trust 57

CONVERTIBLE BONDS AND NOTES (6.1%)* cont.		Principal amount	Value
Consumer staples (0.6%)
Airbnb, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26		$1,658,000	$1,628,985
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26		998,000	950,596
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26		1,439,000	1,418,135
Delivery Hero AG cv. sr. unsec. notes 1.50%, 1/15/28 (Germany)	EUR	800,000	952,191
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28		$1,745,000	1,979,703
Fiverr International, Ltd. 144A cv. sr. unsec. notes zero %, 11/1/25 (Israel)		224,000	254,240
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes 0.875%, 6/15/26		181,000	339,375
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25		949,000	1,475,221
Pinduoduo, Inc. cv. sr. unsec. notes zero %, 12/1/25 (China)		935,000	861,135
Sea, Ltd. cv. sr. unsec. unsub. notes 0.25%, 9/15/26 (Thailand)		994,000	1,005,928
Shake Shack, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28		1,049,000	889,338
Uber Technologies, Inc. 144A cv. sr. unsec. notes zero %, 12/15/25		1,411,000	1,372,382
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25		1,590,000	1,589,205
Zalando SE cv. sr. unsec. notes 0.05%, 8/6/25 (Germany)	EUR	500,000	664,893
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25		$77,000	119,881
			15,501,208
Energy (0.4%)
BP Capital Markets PLC cv. company guaranty sr. unsec. unsub. notes 1.00%, 4/28/23 (United Kingdom)	GBP	300,000	421,593
Enphase Energy, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28		$2,041,000	1,887,925
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25		1,650,000	2,663,100
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)		1,082,000	1,342,221
Sunrun, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26		1,137,000	968,464
TOTAL SA cv. sr. unsec. unsub. notes 0.50%, 12/2/22 (France)		800,000	811,508
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23		1,777,000	1,507,408
			9,602,219
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R		877,000	891,755
JPMorgan Chase Financial Co., LLC cv. company guaranty sr. unsec. notes 0.25%, 5/1/23		1,113,000	1,199,659
LendingTree, Inc. cv. sr. unsec. notes 0.50%, 7/15/25		845,000	718,623
Redfin Corp. 144A cv. sr. unsec. notes zero %, 10/15/25		1,133,000	1,128,897
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26		910,304	932,493
			4,871,427
Health care (0.9%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27		966,000	966,795
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25		1,736,000	2,057,160
Envista Holdings Corp. cv. sr. unsec. notes 2.375%, 6/1/25		150,000	311,192
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28		2,028,000	2,177,180
Guardant Health, Inc. 144A cv. sr. unsec. sub. notes zero %, 11/15/27		1,313,000	1,503,385
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes 0.25%, 3/1/27		1,475,000	1,336,166

58 Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (6.1%)* cont.	Principal amount	Value
Health care cont.
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23	$362,000	$420,555
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	874,000	1,215,407
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%, 8/15/25	1,350,000	1,482,976
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	809,000	968,717
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	1,641,000	1,659,461
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	1,270,000	1,284,287
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	617,000	818,032
Novocure, Ltd. 144A cv. sr. unsec. notes zero %, 11/1/25 (Jersey)	741,000	788,376
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25	1,081,000	1,723,909
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	1,027,000	1,105,309
QIAGEN NV cv. sr. unsec. unsub. notes Ser. REGS, 1.00%, 11/13/24 (Netherlands)	200,000	252,386
Revance Therapeutics, Inc. cv. sr. unsec. notes 1.75%, 2/15/27	354,000	406,534
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	771,000	984,207
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	1,102,000	1,106,889
		22,568,923
Technology (2.1%)
21Vianet Group, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26 (China)	501,000	415,079
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	1,769,000	1,931,391
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	777,000	943,107
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	310,000	318,237
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	1,947,000	1,961,991
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	1,204,000	1,261,943
Blackline, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	869,000	853,967
Box, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	1,034,000	1,169,487
Ceridian HCM Holding, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/26	1,531,000	1,648,887
Cloudflare, Inc. 144A cv. sr. unsec. notes zero %, 8/15/26	602,000	580,930
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	1,627,000	1,756,143
Cree, Inc. cv. sr. unsec. unsub. notes 1.75%, 5/1/26 (acquired 4/17/20, cost $124,933) ∆∆	121,000	223,417
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	1,004,000	1,190,129
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	763,000	1,259,637
DocuSign, Inc. 144A cv. sr. unsec. notes zero %, 1/15/24	273,000	284,739
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes 0.75%, 8/15/25	1,146,000	1,159,465
Everbridge, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	990,000	1,066,151
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	593,000	799,678
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	593,000	536,691
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	742,000	889,937
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	139,000	336,395
iQIYI, Inc. cv. sr. unsec. notes 2.00%, 4/1/25 (China)	220,000	193,385
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	864,000	1,081,315
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	1,245,000	1,367,441
Microchip Technology, Inc. cv. sr. unsec. sub. notes 1.625%, 2/15/27	67,000	152,993
MicroStrategy, Inc. 144A cv. sr. unsec. notes zero %, 2/15/27	463,000	340,852

Diversified Income Trust 59

CONVERTIBLE BONDS AND NOTES (6.1%)* cont.		Principal amount	Value
Technology cont.
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26		$1,629,000	$1,988,976
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27		1,353,000	1,600,837
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25		2,594,000	4,282,885
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25		519,000	583,280
Rapid7, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/27		1,000,000	1,245,899
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25		1,363,000	1,343,407
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25 (Canada)		449,000	549,576
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25		514,000	659,954
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27		2,331,000	2,678,492
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27		2,820,000	2,765,362
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26		2,407,000	2,234,514
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24		1,071,000	1,392,300
Wix.com, Ltd. cv. sr. unsec. sub. notes zero %, 8/15/25 (Israel)		439,000	421,221
Yandex NV cv. sr. unsec. notes 0.75%, 3/3/25 (Russia)		400,000	556,680
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25		978,000	1,243,526
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25		668,000	1,218,229
Zynga, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26		2,203,000	2,127,272
			50,615,797
Transportation (0.2%)
American Airlines Group, Inc. cv. company guaranty notes 6.50%, 7/1/25		640,000	978,043
Deutsche Post AG cv. sr. unsec. notes 0.05%, 6/30/25 (Germany)	EUR	400,000	550,670
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26		$1,257,000	1,231,664
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25		1,083,000	1,617,731
			4,378,108
Utilities and power (0.1%)
Eni SpA cv. sr. unsec. unsub. notes zero %, 4/13/22 (Italy)	EUR	200,000	231,903
Iberdrola International BV cv. company guaranty sr. unsec. unsub. notes zero %, 11/11/22 (Spain)	EUR	300,000	383,479
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25		$1,377,000	1,459,620
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds 2.75%, 6/1/48		1,082,000	1,269,186
			3,344,188
Total convertible bonds and notes (cost $142,152,312)			$151,738,679

PURCHASED SWAP OPTIONS OUTSTANDING (2.4%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485	$306,920,900	$245,537
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988	44,570,700	4,689,729
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988	44,570,700	1,477,964
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795	35,772,300	3,335,052
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575	35,772,300	3,255,279
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575	35,772,300	1,289,949
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795	35,772,300	1,254,892

60 Diversified Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (2.4%)* cont.
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		$44,214,400	$10,732,161
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		44,214,400	10,597,307
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		44,214,400	8,909,644
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	3,728,012
2.75/3 month USD-LIBOR-BBA/Dec-71	Dec-46/2.75		10,000,000	2,031,500
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	1,732,780
NatWest Markets PLC
(0.52)/6 month GBP-LIBOR-BBA/Sep-23 (United Kingdom)	Sep-22/0.52	GBP	420,542,200	1,552,590
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	1,910,460
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	1,429,213
Total purchased swap options outstanding (cost $41,298,715)				$58,172,069

PURCHASED OPTIONS OUTSTANDING (0.2%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	161,941,446	GBP	120,188,100	$950,110
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.16	162,114,326	EUR	139,952,800	918,864
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.16	162,114,326	EUR	139,952,800	1,078,222
UBS AG
NZD/USD (Put)	Nov-21/0.68	121,146,001	NZD	175,484,900	825,369
Total purchased options outstanding (cost $3,579,616)					$3,772,565

SENIOR LOANS (2.1%)*c	Principal amount	Value
Basic materials (0.2%)
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	$807,975	$806,796
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	363,175	363,858
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 6/9/28	19,950	19,954
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	1,310,940	1,311,557
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.084%, 6/26/25	1,930,242	1,929,239
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.832%, 10/1/25	912,841	906,223
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.112%, 5/3/26	129,013	128,206
		5,465,833

Diversified Income Trust 61

SENIOR LOANS (2.1%)*c cont.	Principal amount	Value
Capital goods (0.2%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 4/1/28	$897,750	$897,373
American Axle and Manufacturing, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	21,450	21,381
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/3/24	1,944,018	1,902,397
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 3/29/25	851,400	852,677
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 5/31/25	1,180,722	1,182,197
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	140,583	137,932
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.404%, 6/30/27	684,838	685,790
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.833%, 3/2/27	329,835	327,634
		6,007,381
Communication services (0.1%)
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 7/31/27	359,098	353,621
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	900,000	900,279
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 3.75%), 8.00%, 11/27/23	290,000	293,210
		1,547,110
Consumer cyclicals (0.5%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	1,186,038	1,188,730
Cengage Learning, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 6/29/26	1,995,000	2,006,571
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.629%, 8/21/26	1,372,000	1,342,379
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.882%, 9/18/24	1,483,271	1,391,189
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	89,550	89,252
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	1,172,823	1,172,612
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.34%, 8/24/26	73,500	45,621
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.34%, 10/30/26	871,001	871,654
Golden Nugget, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 10/4/23	1,388,987	1,381,668
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	62,412	62,381
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.084%, 5/1/26	61,237	60,764
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	1,360,000	1,173,001

62 Diversified Income Trust

SENIOR LOANS (2.1%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	$55,849	$54,034
Scientific Games International, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 2.75%), 2.834%, 8/14/24	87,949	87,521
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 12/17/26	1,505,076	1,501,314
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	79,625	79,625
		12,508,316
Consumer staples (0.2%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.00%, 7/12/24	2,628,549	2,626,208
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	2,040,684	2,021,194
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	496,251	496,870
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/25	77,980	77,842
		5,222,114
Energy (0.1%)
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	1,102,238	1,098,567
ChampionX Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 5.00%), 6.00%, 6/3/27	937,500	951,563
		2,050,130
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	722,193	722,193
		722,193
Health care (0.5%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 4/12/24	992,228	983,080
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.832%, 2/4/27	1,072,148	1,058,360
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 3.834%, 10/10/25	2,835,859	2,516,824
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	3,042,623	3,051,751
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	123,333	123,476
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	1,596,001	1,607,970
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 6/30/25	1,440,905	1,439,103
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	1,966,548	1,967,786
		12,748,350

Diversified Income Trust 63

SENIOR LOANS (2.1%)*c cont.	Principal amount	Value
Technology (0.2%)
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	$1,301,850	$1,301,264
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	1,164,150	1,167,689
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	1,005,000	1,006,890
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	703,238	700,016
		4,175,859
Transportation (0.1%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	650,000	671,756
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	1,343,250	1,351,497
		2,023,253
Total senior loans (cost $51,996,329)		$52,470,539

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$8,357,000	$8,367,864
Mello Warehouse Securitization Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.886%, 11/25/53	25,000	25,000
RMF Buyout Issuance Trust 144A
Ser. 20-1, Class M5, 6.00%, 2/25/30 W	1,935,000	1,931,925
Ser. 20-2, Class M3, 4.571%, 6/25/30 W	149,000	149,224
Total asset-backed securities (cost $10,450,453)		$10,474,013

WARRANTS (—%)*	Expiration date	Strike price	Warrants	Value
Guaranteed Rate, Inc. † F	3/1/23	$0.01	353	$18
Total warrants (cost $18)				$18

SHORT-TERM INVESTMENTS (29.0%)*	Principal amount	Value
Alexandria Real Estate Equities, Inc. commercial paper 0.160%, 10/6/21	$12,000,000	$11,999,680
Amcor Flexibles NA, Inc. commercial paper 0.150%, 10/28/21	10,000,000	9,998,849
Barclays Bank PLC CCP asset-backed commercial paper 0.190%, 11/3/21	3,000,000	2,999,688
Chariot Funding, LLC asset-backed commercial paper 0.100%, 10/27/21	10,000,000	9,999,265
CHARTA, LLC asset-backed commercial paper 0.120%, 11/10/21	9,700,000	9,698,895
Cigna Corp. commercial paper 0.250%, 11/17/21	10,000,000	9,997,573
Collateralized Commercial Paper FLEX Co., LLC asset-backed commercial paper 0.150%, 1/19/22	9,000,000	8,996,476
Danaher Corp. commercial paper 0.200%, 11/1/21	10,000,000	9,998,658
Enbridge US, Inc. commercial paper 0.180%, 10/15/21	10,000,000	9,999,458
Enbridge US, Inc. commercial paper 0.150%, 10/4/21	10,000,000	9,999,856
Energy Transfer LP commercial paper 0.350%, 10/1/21	5,000,000	4,999,958

64 Diversified Income Trust

SHORT-TERM INVESTMENTS (29.0%)* cont.		Principal amount/ shares	Value
Fidelity National Information Services, Inc. commercial paper 0.200%, 10/6/21		$8,750,000	$8,749,812
General Motors Financial Co., Inc. commercial paper 0.240%, 10/1/21		24,000,000	23,999,833
Glencore Funding, LLC commercial paper 0.240%, 10/12/21		5,000,000	4,999,725
Glencore Funding, LLC commercial paper 0.230%, 11/4/21		6,000,000	5,998,326
Healthpeak Properties, Inc. commercial paper 0.150%, 10/6/21		10,000,000	9,999,783
Humana, Inc. commercial paper 0.260%, 10/21/21		2,500,000	2,499,586
Humana, Inc. commercial paper 0.260%, 10/19/21		5,000,000	4,999,245
Humana, Inc. commercial paper 0.240%, 12/8/21		5,000,000	4,996,972
Humana, Inc. commercial paper 0.240%, 12/2/21		7,000,000	6,996,178
Humana, Inc. commercial paper 0.200%, 10/25/21		4,000,000	3,999,192
Hyundai Capital America commercial paper 0.140%, 10/13/21		10,510,000	10,509,620
Intercontinental Exchange, Inc. commercial paper 0.180%, 10/21/21		10,000,000	9,998,650
Putnam Short Term Investment Fund Class P 0.08% L	Shares	223,781,179	223,781,179
Romulus Funding Corp. asset-backed commercial paper 0.260%, 10/22/21		$19,000,000	18,993,672
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	2,566,000	2,566,000
U.S. Treasury Bills 0.048%, 3/3/22 ∆ §		$36,800,000	36,793,157
U.S. Treasury Bills 0.047%, 3/10/22 # ∆ §		33,612,000	33,604,904
U.S. Treasury Bills 0.045%, 2/17/22 ∆ §		30,200,000	30,194,461
U.S. Treasury Bills 0.043%, 2/24/22 # ∆ §		30,000,000	29,993,917
U.S. Treasury Bills 0.042%, 3/17/22 ∆		41,535,000	41,525,848
U.S. Treasury Bills 0.041%, 2/10/22 # ∆		40,500,000	40,493,318
U.S. Treasury Bills 0.040%, 2/3/22 # ∆		32,500,000	32,494,640
U.S. Treasury Bills 0.016%, 10/7/21 ∆		29,600,000	29,599,814
Total short-term investments (cost $716,483,903)			$716,476,188

TOTAL INVESTMENTS
Total investments (cost $4,188,425,222)	$4,036,668,589

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes

Diversified Income Trust 65

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,473,581,960.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $223,417, or less than 0.1% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,446,973 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $218,454,500 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $38,828,232 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

66 Diversified Income Trust

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $2,277,106,620 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $2,678,075,983)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	10/20/21	$33,435,590	$32,588,006	$(847,584)
	British Pound	Buy	12/15/21	9,731,917	10,019,111	(287,194)
	Canadian Dollar	Sell	10/20/21	4,677,581	4,660,392	(17,189)
	Euro	Buy	12/15/21	3,866,959	4,023,665	(156,706)
	Hong Kong Dollar	Sell	11/17/21	3,911,227	3,912,627	1,400
	Japanese Yen	Buy	11/17/21	45,467,476	45,980,408	(512,932)
	New Zealand Dollar	Sell	10/20/21	29,855,106	30,104,337	249,231
	Swedish Krona	Buy	12/15/21	9,440,051	9,659,517	(219,466)
	Swiss Franc	Buy	12/15/21	5,097,458	5,121,712	(24,254)
Barclays Bank PLC
	Australian Dollar	Sell	10/20/21	19,135,817	19,384,284	248,467
	British Pound	Buy	12/15/21	9,357,031	9,516,125	(159,094)
	Canadian Dollar	Buy	10/20/21	601,750	608,477	(6,727)
	Euro	Sell	12/15/21	31,696,670	32,012,767	316,097
	Japanese Yen	Buy	11/17/21	30,659,756	30,838,141	(178,385)
	New Zealand Dollar	Sell	10/20/21	11,937,348	12,021,424	84,076
	Russian Ruble	Buy	12/15/21	11,206,510	11,121,520	84,990
	Swedish Krona	Buy	12/15/21	187,925	191,381	(3,456)
	Swiss Franc	Sell	12/15/21	3,169,693	3,143,894	(25,799)
Citibank, N.A.
	Australian Dollar	Buy	10/20/21	2,216,850	2,632,727	(415,877)
	British Pound	Sell	12/15/21	27,327,926	28,057,741	729,815
	Canadian Dollar	Buy	10/20/21	11,450,633	11,367,534	83,099
	Euro	Sell	12/15/21	16,206,098	16,619,648	413,550
	Japanese Yen	Buy	11/17/21	22,858,704	22,906,826	(48,122)

Diversified Income Trust 67

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $2,678,075,983) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
	New Zealand Dollar	Sell	10/20/21	$19,207,360	$19,219,949	$12,589
	Swiss Franc	Sell	12/15/21	6,513,211	6,550,427	37,216
Credit Suisse International
	Australian Dollar	Sell	10/20/21	197,595	237,051	39,456
	British Pound	Sell	12/15/21	9,173,900	9,418,437	244,537
	Canadian Dollar	Sell	10/20/21	17,172,633	17,363,279	190,646
	Euro	Sell	12/15/21	10,432,459	10,683,684	251,225
	New Zealand Dollar	Buy	10/20/21	10,794,364	11,005,508	(211,144)
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	42,446,719	44,181,351	1,734,632
	British Pound	Buy	12/15/21	51,711,887	53,568,906	(1,857,019)
	Canadian Dollar	Buy	10/20/21	125,287,701	125,709,895	(422,194)
	Euro	Buy	12/15/21	87,026,981	88,940,625	(1,913,644)
	Hong Kong Dollar	Buy	11/17/21	2,530,816	2,531,758	(942)
	Japanese Yen	Buy	11/17/21	8,022,612	8,815,686	(793,074)
	New Zealand Dollar	Sell	10/20/21	21,255,662	21,245,672	(9,990)
	Norwegian Krone	Sell	12/15/21	1,899,297	1,878,283	(21,014)
	South African Rand	Sell	1/19/22	6,255,751	6,316,029	60,278
	Swedish Krona	Buy	12/15/21	36,032,390	36,695,049	(662,659)
	Swiss Franc	Buy	12/15/21	24,718,465	25,039,769	(321,304)
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/20/21	18,458,226	18,905,019	446,793
	British Pound	Sell	12/15/21	22,916,628	23,547,366	630,738
	Canadian Dollar	Buy	10/20/21	9,857,833	9,996,456	(138,623)
	Euro	Buy	12/15/21	21,904,567	22,447,924	(543,357)
	Hong Kong Dollar	Sell	11/17/21	4,394,686	4,396,254	1,568
	Japanese Yen	Buy	11/17/21	24,838,800	25,045,175	(206,375)
	New Zealand Dollar	Sell	10/20/21	11,670,136	11,754,131	83,995
	Norwegian Krone	Sell	12/15/21	175,707	177,514	1,807
	Swedish Krona	Sell	12/15/21	5,285,738	5,366,224	80,486
	Swiss Franc	Sell	12/15/21	838,809	854,935	16,126
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	46,185,331	47,293,168	(1,107,837)
	British Pound	Sell	12/15/21	2,836,566	2,408,951	(427,615)
	Canadian Dollar	Sell	10/20/21	5,185,541	5,297,685	112,144
	Euro	Buy	12/15/21	80,721,685	82,590,765	(1,869,080)
	Japanese Yen	Sell	11/17/21	27,437,275	27,639,264	201,989
	New Zealand Dollar	Buy	10/20/21	99,832,504	100,623,097	(790,593)
	Norwegian Krone	Sell	12/15/21	1,914,743	1,814,976	(99,767)
	Swedish Krona	Sell	12/15/21	7,222,393	7,425,917	203,524
	Swiss Franc	Sell	12/15/21	8,672,957	8,838,075	165,118
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/20/21	48,470,286	49,066,786	(596,500)
	British Pound	Buy	12/15/21	51,932,614	53,266,159	(1,333,545)

68 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $2,678,075,983) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
	Canadian Dollar	Buy	10/20/21	$391,667	$274,148	$117,519
	Euro	Buy	12/15/21	50,929,839	52,226,431	(1,296,592)
	Hong Kong Dollar	Buy	11/17/21	2,835,131	2,836,132	(1,001)
	Japanese Yen	Buy	11/17/21	10,366,551	10,474,812	(108,261)
	New Zealand Dollar	Sell	10/20/21	57,137,288	57,169,183	31,895
	Norwegian Krone	Buy	12/15/21	18,821,772	18,841,318	(19,546)
	Swedish Krona	Buy	12/15/21	6,928,944	7,049,679	(120,735)
	Swiss Franc	Sell	12/15/21	18,799,828	19,194,143	394,315
NatWest Markets PLC
	Australian Dollar	Buy	10/20/21	14,925,379	14,612,129	313,250
	British Pound	Buy	12/15/21	19,577,159	20,133,409	(556,250)
	Canadian Dollar	Sell	10/20/21	2,586,771	2,610,548	23,777
	Euro	Sell	12/15/21	67,593,236	69,229,892	1,636,656
	Japanese Yen	Sell	11/17/21	10,394,958	10,480,603	85,645
	New Zealand Dollar	Sell	10/20/21	86,933,856	87,941,013	1,007,157
	Norwegian Krone	Buy	12/15/21	6,221,940	6,224,287	(2,347)
	Swedish Krona	Buy	12/15/21	9,397,473	9,571,780	(174,307)
	Swiss Franc	Buy	12/15/21	6,890,421	7,022,437	(132,016)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/20/21	7,531,230	8,121,228	(589,998)
	British Pound	Sell	12/15/21	41,938,871	42,833,010	894,139
	Canadian Dollar	Sell	10/20/21	25,248,187	26,480,198	1,232,011
	Euro	Buy	12/15/21	37,907,769	38,354,267	(446,498)
	Hong Kong Dollar	Sell	11/17/21	64,835,403	64,857,756	22,353
	Japanese Yen	Sell	11/17/21	128,581,860	129,074,615	492,755
	New Zealand Dollar	Sell	10/20/21	1,365,742	2,229,709	863,967
	Norwegian Krone	Sell	12/15/21	25,318,197	25,498,263	180,066
	Swedish Krona	Buy	12/15/21	5,893,407	6,002,910	(109,503)
	Swiss Franc	Sell	12/15/21	3,728,146	3,854,979	126,833
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	21,045,973	21,652,084	(606,111)
	British Pound	Sell	12/15/21	6,669,907	7,030,622	360,715
	Canadian Dollar	Sell	10/20/21	22,442,412	22,679,322	236,910
	Euro	Sell	12/15/21	25,382,439	26,055,307	672,868
	Japanese Yen	Buy	11/17/21	29,348,272	29,591,953	(243,681)
	New Zealand Dollar	Sell	10/20/21	14,857,557	14,915,715	58,158
	Norwegian Krone	Buy	12/15/21	37,522,290	37,819,963	(297,673)
	Swedish Krona	Sell	12/15/21	10,917,689	10,928,777	11,088
UBS AG
	Australian Dollar	Sell	10/20/21	21,867,513	22,785,892	918,379
	British Pound	Buy	12/15/21	1,476,901	1,710,279	(233,378)
	Canadian Dollar	Buy	10/20/21	34,666,193	34,662,980	3,213
	Euro	Buy	12/15/21	76,463,782	78,438,118	(1,974,336)
	Hong Kong Dollar	Buy	11/17/21	4,513,113	4,514,746	(1,633)

Diversified Income Trust 69

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $2,678,075,983) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Japanese Yen	Buy	11/17/21	$90,834,891	$91,729,981	$(895,090)
	New Zealand Dollar	Sell	10/20/21	7,394,747	7,341,110	(53,637)
	Norwegian Krone	Sell	12/15/21	40,654,125	40,987,379	333,254
	Swedish Krona	Buy	12/15/21	36,635,909	37,300,280	(664,371)
	Swiss Franc	Sell	12/15/21	26,647,737	27,001,471	353,734
WestPac Banking Corp.
	British Pound	Buy	12/15/21	17,540,626	18,007,376	(466,750)
	Canadian Dollar	Buy	10/20/21	11,877,668	12,010,835	(133,167)
	Euro	Sell	12/15/21	11,461,319	11,739,150	277,831
	Japanese Yen	Sell	11/17/21	3,505,438	3,534,265	28,827
	New Zealand Dollar	Sell	10/20/21	27,625,810	27,790,036	164,226
Unrealized appreciation						17,567,133
Unrealized (depreciation)						(25,355,942)
Total						$(7,788,809)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	13,555	$2,982,841,296	$2,982,841,296	Dec-21	$1,663,849
U.S. Treasury Note Ultra 10 yr (Short)	2,403	349,035,750	349,035,750	Dec-21	4,861,968
Unrealized appreciation					6,525,817
Unrealized (depreciation)					—
Total					$6,525,817

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/21 (premiums $95,979,220)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		$306,920,900	$1,826,179
Citibank, N.A.
(0.944)/3 month USD-LIBOR-BBA/Oct-26	Oct-21/0.944		154,843,100	96,003
0.944/3 month USD-LIBOR-BBA/Oct-26	Oct-21/0.944		154,843,100	1,192,292
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	2,672,024
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	3,847,607
Goldman Sachs International
1.722/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	1,834,783
(1.722)/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	2,795,656
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$17,076,600	245,049
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		27,236,800	333,651
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	1,185,979

70 Diversified Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/21 (premiums $95,979,220) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
JPMorgan Chase Bank N.A. cont.
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		$27,236,800	$1,547,323
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		196,939,100	1,695,646
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		17,076,600	1,868,180
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	8,665,466
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$196,939,100	25,414,991
Morgan Stanley & Co. International PLC
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	546,678
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	561,558
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	1,023,862
(2.75)/3 month USD-LIBOR-BBA/Dec-47	Dec-24/2.75		10,000,000	1,754,600
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	2,159,782
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	2,380,612
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	2,441,278
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		44,214,400	8,098,752
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		44,214,400	10,047,280
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		44,214,400	10,128,635
NatWest Markets PLC
0.84/6 month GBP-LIBOR-BBA/Sep-23	Sep-22/0.84	GBP	420,542,200	742,297
0.68/6 month GBP-LIBOR-BBA/Sep-23	Sep-22/0.68	GBP	420,542,200	1,070,947
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$2,531,000	109,086
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		5,061,900	1,141,408
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		62,240,100	3,103,914
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		62,240,100	3,664,693
Total				$104,196,211

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $1,042,686)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.30	$161,941,446	GBP	120,188,100	$252,467
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.14	162,114,326	EUR	139,952,800	239,767
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.15	162,114,326	EUR	139,952,800	396,532
UBS AG
NZD/USD (Put)	Nov-21/0.66	121,146,001	NZD	175,484,900	270,761
Total					$1,159,527

Diversified Income Trust 71

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		$357,636,500	$(3,299,197)	$7,685,608
2.35/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		99,263,300	(12,904,229)	4,154,169
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(4,900,197)	3,555,729
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		$54,490,500	(3,901,520)	3,178,976
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	1,714,093
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	1,631,125
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		$24,024,100	(3,129,139)	1,283,608
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		186,994,200	(9,031,820)	1,056,517
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		65,447,700	(3,219,092)	750,685
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		295,887,000	(1,912,170)	547,391
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305		375,840,500	(451,009)	30,067
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		18,018,000	(537,596)	(140,360)
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		295,887,000	(1,912,170)	(180,491)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		75,168,000	(977,184)	(584,807)
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	(1,033,762)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		$27,749,600	(2,025,721)	(1,197,118)
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(2,450,099)	(1,434,270)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		$24,024,100	(3,129,139)	(1,489,254)
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	(2,204,686)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		357,636,500	(3,299,197)	(3,261,645)
(2.35)/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		99,263,300	(12,904,229)	(4,255,418)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		18,018,000	(7,231,766)	(4,976,391)
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		295,887,000	1,246,424	443,831

72 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875		$37,584,000	$1,052,352	$443,115
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805		751,680,600	244,296	105,235
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085		373,987,700	5,132,981	(22,439)
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29		93,496,900	1,458,552	(222,523)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		295,887,000	1,246,424	(1,142,124)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	1,226,854
(1.11125)/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	(861,404)
Citibank, N.A.
(1.529)/3 month USD-LIBOR-BBA/Sep-32 (Purchased)	Sep-22/1.529		$291,254,000	(7,741,593)	2,909,627
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	587,434
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		14,732,300	(468,119)	555,408
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194		29,866,100	(732,541)	378,403
1.624/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624		149,937,400	(2,159,099)	245,897
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		25,233,100	(3,721,882)	135,502
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		9,949,800	(724,843)	109,846
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		166,388,200	(2,217,955)	(6,656)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		9,949,800	(724,843)	(125,964)
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		166,388,200	(2,217,955)	(179,699)
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		25,233,100	(3,721,882)	(232,902)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		14,732,300	(468,119)	(353,281)
(1.624)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624		149,937,400	(2,159,099)	(380,841)
1.1635/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.1635		291,254,000	(1,332,487)	(885,412)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	(928,431)

Diversified Income Trust 73

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		$250,345,100	$2,290,658	$1,804,988
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		10,633,700	806,034	404,506
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		30,373,100	3,632,623	312,235
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		166,388,200	1,261,223	269,549
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		166,388,200	1,261,223	(31,614)
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		250,345,100	2,290,658	(152,711)
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		30,373,100	3,632,623	(195,907)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075		143,357,600	759,795	(394,233)
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		10,633,700	806,034	(423,328)
1.3075/3 month USD-LIBOR-BBA/Dec-26 (Written)	Dec-21/1.3075		658,633,800	1,399,597	(513,734)
1.849/3 month USD-LIBOR-BBA/Sep-32 (Written)	Sep-22/1.849		582,508,000	8,760,574	(3,931,929)
Goldman Sachs International
(1.383)/3 month USD-LIBOR-BBA/Oct-31 (Purchased)	Oct-21/1.383		69,093,500	(567,258)	471,909
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	413,099
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	233,622,900	(1,037,942)	271
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		$15,897,000	(1,457,755)	(119,069)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		15,897,000	(2,376,602)	(139,417)
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	233,622,900	(1,037,942)	(219,200)
1.383/3 month USD-LIBOR-BBA/Oct-31 (Purchased)	Oct-21/1.383		$69,093,500	(567,258)	(536,857)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	(589,926)
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	22,704,300	3,428,622	547,293
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	233,622,900	2,605,303	194,844
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	233,622,900	2,605,303	(10,825)
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	22,704,300	3,428,622	(235,907)

74 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41		$88,528,900	$1,292,522	$(456,809)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07		80,380,800	1,663,883	(723,427)
JPMorgan Chase Bank N.A.
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	5,285,538
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,394)	4,054,100
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	849,516
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$11,217,000	(1,734,148)	669,206
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	647,058
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$18,696,100	(1,080,635)	476,377
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	413,548
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$22,444,300	(2,592,317)	40,624
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		22,444,300	(2,592,317)	(279,880)
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	(358,738)
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	(516,983)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	(598,564)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$11,217,000	(1,203,584)	(798,314)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		18,696,100	(1,944,394)	(874,791)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	(2,661,214)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,394)	(5,759,309)
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		39,852,700	2,560,536	1,382,889
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		31,601,400	2,355,884	1,149,027
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		29,457,400	1,895,584	1,068,714
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		31,601,400	2,355,884	(1,243,199)

Diversified Income Trust 75

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		$29,457,400	$1,895,584	$(1,307,909)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		39,852,700	2,560,536	(1,613,237)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	6,005,219
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,206,949)	524,507
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,718,444)	(1,083,899)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	(2,822,610)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	2,795,758
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	(1,671,175)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		47,611,800	(1,636,656)	590,386
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		19,044,700	(996,038)	132,932
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		9,114,500	(635,736)	111,288
1.60/3 month CAD-BA-CDOR/Oct-26 (Purchased)	Oct-21/1.60	CAD	52,967,800	(159,460)	38,808
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		$19,044,700	(996,038)	(87,415)
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		9,114,500	(635,736)	(88,411)
(1.60)/3 month CAD-BA-CDOR/Oct-26 (Purchased)	Oct-21/1.60	CAD	52,967,800	(159,460)	(92,838)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		$47,611,800	(1,636,656)	(727,508)
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		23,697,700	645,762	361,864
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		8,225,800	1,081,693	181,872
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		23,697,700	645,762	11,849
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		8,225,800	1,081,693	(45,242)
UBS AG
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		18,922,800	(1,058,731)	1,126,474
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		157,691,000	(1,063,626)	979,261

76 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	30,492,000	$(1,594,776)	$816,608
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$47,307,400	(1,002,917)	782,937
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		63,076,400	(999,761)	726,640
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	635,502
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	18,295,200	(1,439,188)	491,660
(0.762)/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	328,536
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	327,592
(1.175)/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	27,985,900	(2,544,046)	298,649
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$9,522,400	(859,397)	111,412
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		48,828,900	(2,270,544)	32,227
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	21,121,500	(1,124,193)	19,698
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	21,121,500	(1,124,193)	(18,171)
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$48,828,900	(2,270,544)	(88,869)
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	(318,321)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$9,522,400	(859,397)	(336,712)
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	18,295,200	(1,439,188)	(370,440)
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	(468,614)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$63,076,400	(999,761)	(525,426)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	30,492,000	(1,594,776)	(543,228)
1.175/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	27,985,900	(2,544,046)	(557,327)
0.762/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	(621,393)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		$157,691,000	(1,063,626)	(681,225)
0.32/6 month EUR-EURIBOR-Reuters/Sep-52 (Purchased)	Sep-22/0.32	EUR	42,242,800	(2,567,710)	(730,065)

Diversified Income Trust 77

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$18,922,800	$(1,058,731)	$(784,729)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		47,307,400	(1,002,917)	(808,010)
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		37,845,900	1,005,755	669,872
(0.16)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.16	EUR	42,242,800	1,689,809	482,958
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	391,974
(0.00)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.00	EUR	42,242,800	1,095,376	300,931
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	(137,371)
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$37,845,900	1,005,755	(1,064,605)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		66,656,600	(1,364,794)	689,229
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		47,611,800	(977,232)	513,731
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		48,216,700	(3,264,271)	417,557
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		28,167,600	(1,404,859)	151,542
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		28,167,600	(1,404,859)	(198,300)
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96		48,216,700	(3,264,271)	(253,620)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		47,611,800	(977,232)	(365,659)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		66,656,600	(1,364,794)	(485,920)
Unrealized appreciation					74,233,884
Unrealized (depreciation)					(66,764,012)
Total					$7,469,872

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $600,828,633)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 10/1/51	$3,000,000	10/21/21	$3,154,961
Uniform Mortgage-Backed Securities, 3.00%, 10/1/51	37,000,000	10/14/21	38,721,336
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	161,000,000	10/14/21	166,012,397
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	153,000,000	11/10/21	153,111,155
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	235,000,000	10/14/21	235,602,187
Total			$596,602,036

78 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$83,940,300	$9,622,916	$(16,116,609)	3/2/31	3 month USD-LIBOR-BBA — Quarterly	2.7725% — Semiannually	$(6,314,309)
77,357,200	3,519,753	(15,655)	12/2/23	3 month USD-LIBOR-BBA — Quarterly	2.536% — Semiannually	4,145,119
22,405,400	4,400,421 E	(764)	11/29/53	2.793% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(4,401,185)
10,843,800	374,545 E	(241)	11/20/39	3 month USD-LIBOR-BBA — Quarterly	2.55% — Semiannually	374,303
45,032,800	2,770,418	(638)	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(3,079,035)
23,564,200	444,185 E	(265)	6/5/29	3 month USD-LIBOR-BBA — Quarterly	2.2225% — Semiannually	443,920
1,970,500	202,469 E	(67)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(202,536)
7,702,200	680,643 E	(263)	7/5/52	2.25% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(680,906)
36,072,000	1,745,524	(511)	1/22/31	2.035% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,876,895)
14,737,600	115,101 E	(503)	8/8/52	1.9185% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(115,603)
13,211,500	835,231 E	(451)	9/12/52	1.626% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	834,781
536,553,400	268,277	(1,503,648)	10/15/21	3 month USD-LIBOR-BBA — Quarterly	1.316% — Semiannually	1,873,924
558,015,100	446,412	(1,488,675)	10/21/21	3 month USD-LIBOR-BBA — Quarterly	1.5025% — Semiannually	2,534,211
2,460,200	31,983 E	(84)	1/16/55	2.032% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(32,066)
953,900	343 E	(33)	1/24/55	3 month USD-LIBOR-BBA — Quarterly	1.977% — Semiannually	311
3,797,800	538,566 E	(130)	3/4/52	1.265% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	538,437
1,089,717,400	207,046	(4,108)	10/15/21	0.571% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,782,520)

Diversified Income Trust 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$41,830,000	$5,256,776 E	$(1,426)	1/27/47	3 month USD-LIBOR-BBA — Quarterly	1.27% — Semiannually	$(5,258,203)
3,533,000	407,920 E	(120)	3/7/50	1.275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	407,800
6,437,300	1,520,233 E	(220)	3/10/52	0.8725% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,520,013
8,859,800	2,422,712 E	(302)	3/11/52	0.717% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,422,410
10,073,100	564,396 E	(143)	3/17/32	3 month USD-LIBOR-BBA — Quarterly	1.03% — Semiannually	(564,538)
83,940,300	9,529,742	(11,193,629)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	2.764% — Semiannually	(1,406,114)
4,902,600	218,705 E	(60)	3/24/32	3 month USD-LIBOR-BBA — Quarterly	1.07% — Semiannually	(218,765)
2,774,900	264,198 E	(42)	3/24/35	3 month USD-LIBOR-BBA — Quarterly	0.968% — Semiannually	(264,240)
19,129,800	1,538,036 E	(271)	4/25/32	0.7925% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,537,765
4,210,000	316,929 E	(82)	6/21/37	3 month USD-LIBOR-BBA — Quarterly	1.232% — Semiannually	(317,011)
3,367,800	255,279 E	(66)	6/20/40	3 month USD-LIBOR-BBA — Quarterly	1.204% — Semiannually	(255,345)
2,798,500	226,091 E	(55)	6/28/37	3 month USD-LIBOR-BBA — Quarterly	1.168% — Semiannually	(226,146)
870,300	67,849 E	(17)	7/3/40	3 month USD-LIBOR-BBA — Quarterly	1.177% — Semiannually	(67,866)
136,634,000	2,762,739	(1,105)	7/14/25	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	(2,716,014)
63,061,700	4,312,790	(836)	7/15/30	3 month USD-LIBOR-BBA — Quarterly	0.645% — Semiannually	(4,244,990)
82,957,300	1,792,707	(785)	8/31/25	0.3084% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,779,228
97,220,500	2,157,323	(787)	8/12/25	3 month USD-LIBOR-BBA — Quarterly	0.277% — Semiannually	(2,138,029)

80 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$29,521,800	$4,930,731 E	$2,322,533	9/2/52	3 month USD-LIBOR-BBA — Quarterly	1.188% — Semiannually	$(2,608,198)
124,284,600	2,721,833	(1,173)	10/13/25	0.344% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,556,667
266,026,000	125,032	(1,003)	9/16/22	3 month USD-LIBOR-BBA — Quarterly	0.214% — Semiannually	134,670
131,379,000	2,531,673	(1,063)	10/13/25	0.41% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,316,793
102,347,000	2,141,099	(1,540,847)	10/16/25	0.37% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	511,157
64,963,000	4,064,735	(321,603)	10/16/30	0.75% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	3,543,313
100,216,000	15,772,996	(270,043)	10/16/50	1.16% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	14,997,228
39,009,500	1,888,060	—	12/7/30	3 month USD-LIBOR-BBA — Quarterly	0.932% — Semiannually	(1,775,933)
31,987,900	1,719,350	—	12/7/30	0.871% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,633,585
131,379,000	2,359,567	(1,063)	11/16/25	0.471% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	2,149,117
13,173,000	1,631,344	(449)	12/17/50	1.305% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,581,848
207,823,500	638,018	(1,307)	12/2/23	0.300% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	450,647
225,637,100	15,690,804	(4,310)	12/2/33	3 month USD-LIBOR-BBA — Quarterly	1.02% — Semiannually	(14,956,085)
134,328,800	2,790,009	(1,087)	12/16/25	3 month USD-LIBOR-BBA — Quarterly	0.428% — Semiannually	(2,630,013)
28,019,700	1,328,974	(397)	6/22/31	3 month USD-LIBOR-BBA — Quarterly	1.0025% — Semiannually	(1,253,003)
3,456,000	261,481	(118)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.509% — Semiannually	(250,676)
3,456,000	231,172	(118)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.546% — Semiannually	(220,072)

Diversified Income Trust 81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$126,427,300	$2,031,687	$(1,023)	1/13/26	0.5615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$1,912,993
14,899,000	650,788	(508)	1/14/51	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	(603,251)
24,495,100	753,714	(347)	4/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	628,475
23,705,300	778,482	(336)	7/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	726,323
65,847,500	230,466	196,669	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	393,026
28,800,000	1,066,464	(382)	1/27/31	1.075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,017,847
214,844,400	1,246,098 E	(1,197)	1/31/25	0.735% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,244,901
79,235,000	1,861,230	(1,051)	2/9/31	3 month USD-LIBOR-BBA — Quarterly	1.231% — Semiannually	(1,736,018)
131,694,700	2,129,503	(300,671)	3/9/26	0.5996% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,789,912
26,602,200	425,901	(215)	2/10/26	0.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	408,610
21,755,800	551,510	(288)	2/16/31	1.212% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	521,729
38,258,000	405,152	(507)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	1.377% — Semiannually	(348,556)
46,215,000	541,178	(613)	2/22/31	1.3659% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	480,479
47,906,000	305,161	(635)	2/24/31	1.4255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	240,831
9,221,000	18,258	(122)	3/2/31	1.51882% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(28,773)
99,000,000	314,820	(1,313)	3/5/31	3 month USD-LIBOR-BBA — Quarterly	1.5324% — Semiannually	407,023
65,846,900	154,082	(873)	3/15/31	1.525% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(196,190)

82 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$15,707,600	$493,533 E	$(237)	3/20/34	2.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(493,769)
44,272,800	71,279	(418)	4/1/26	0.94375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(121,659)
131,694,700	347,674	(1,243)	4/15/26	1.045% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(947,513)
69,327,900	1,452,420	(919)	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.734% — Semiannually	1,986,877
25,998,100	1,856,784	(887)	4/15/51	2.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,105,551)
65,846,900	1,184,586	(873)	4/21/31	1.702% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,665,874)
500,000	29,385	(17)	4/15/51	2.074% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(34,047)
1,150,000	41,895	(34)	4/15/41	2.011% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(52,278)
73,247,300	563,272	(971)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	1,020,844
65,847,350	387,182	(873)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.573% — Semiannually	761,622
2,144,000	7,783	(28)	5/10/31	1.5475% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(20,408)
65,846,900	813,868	(873)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	1,194,579
44,146,200	412,326	(585)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(652,719)
146,494,600	1,038,647	(1,383)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	(643,286)
22,692,300	222,385	(321)	9/1/31	1.63% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(251,263)
15,074,500	143,057	(213)	9/7/31	1.6275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(158,466)
20,245,600	229,383	(287)	9/7/31	1.647% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(250,340)

Diversified Income Trust 83

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$65,847,350	$268,657	$(873)	6/16/31	3 month USD-LIBOR-BBA — Quarterly	1.558% — Semiannually	$563,768
62,085,000	88,782	(234)	6/10/23	3 month USD-LIBOR-BBA — Quarterly	0.2215% — Semiannually	(50,806)
42,838,500	193,202	(568)	6/14/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	(9,579)
33,823,000	162,350	(448)	6/11/31	1.461% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	12,841
65,846,900	396,398	(873)	6/23/31	3 month USD-LIBOR-BBA — Quarterly	1.45% — Semiannually	(139,238)
20,689,000	9,724	(274)	6/21/31	1.52% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(96,640)
75,895,200	320,278	(1,006)	6/29/31	3 month USD-LIBOR-BBA — Quarterly	1.47% — Semiannually	(36,727)
73,643,300	309,302	(695)	6/28/26	0.933% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	131,920
10,882,700	54,414	(144)	7/6/31	3 month USD-LIBOR-BBA — Quarterly	1.463% — Semiannually	(20,592)
133,826,500	392,112	(1,263)	7/6/26	0.963% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	131,153
45,303,200	252,339	(601)	7/9/31	3 month USD-LIBOR-BBA — Quarterly	1.457% — Semiannually	(115,686)
53,435,100	287,481	(709)	7/15/31	3 month USD-LIBOR-BBA — Quarterly	1.46% — Semiannually	(138,093)
51,175,000	1,061,370	(679)	7/27/31	3 month USD-LIBOR-BBA — Quarterly	1.2975% — Semiannually	(956,096)
294,173,500	3,265,326	(2,777)	8/4/26	3 month USD-LIBOR-BBA — Quarterly	0.806% — Semiannually	(2,951,339)
50,147,000	2,375,463	(1,710)	7/29/51	3 month USD-LIBOR-BBA — Quarterly	1.6295% — Semiannually	(2,250,269)
690,000	13,724	(9)	8/2/30	1.2255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	12,474
85,140,000	3,522,242	(2,903)	8/3/51	1.65537% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	3,308,702

84 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$28,097,000	$1,598,157	$(958)	8/11/51	1.591% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$1,540,178
59,063,000	1,174,763	(783)	8/10/31	3 month USD-LIBOR-BBA — Quarterly	1.31% — Semiannually	(1,076,878)
64,671,400	1,356,159	(858)	8/18/31	3 month USD-LIBOR-BBA — Quarterly	1.30% — Semiannually	(1,266,437)
25,560,700	561,313	(339)	8/20/31	1.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	527,324
21,445,600	617,204 E	(304)	8/23/33	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	616,901
190,507,500	1,655,510	(1,798)	9/2/26	0.873% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	1,538,096
119,942,800	1,003,921	(1,132)	9/1/26	0.879% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	926,913
20,893,000	433,530 E	(296)	9/1/33	1.66% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	433,234
33,770,000	633,525	(478)	10/1/31	1.333% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	633,047
1,623,631,000	14,986,114 E	(17,499,141)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,513,027)
4,425,000	40,843 E	47,673	12/15/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	6,830
7,552,000	12,838 E	(13,549)	12/15/23	0.40% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(711)
4,523,290,000	7,689,593 E	8,030,935	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	341,342
350,405,000	7,386,537 E	(8,488,625)	12/15/31	1.35% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,102,087)
30,428,000	641,422 E	738,380	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	96,957
283,969,000	13,096,650 E	12,644,659	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(451,991)
47,259,900	724,022	(627)	9/13/31	1.366% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	693,813

Diversified Income Trust 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,364,200	$70,569	$(58)	9/14/31	3 month USD-LIBOR-BBA — Quarterly	1.357% — Semiannually	$(68,069)
60,196,000	1,251,475 E	(381,664)	12/15/31	1.10% — Annually	Secured Overnight Financing Rate — Annually	869,811
14,881,000	273,215 E	(211)	9/15/32	3 month USD-LIBOR-BBA — Quarterly	1.529% — Semiannually	(273,426)
28,306,000	547,721	(375)	9/17/31	1.324% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	534,092
118,554,100	501,484 E	(1,119)	12/21/26	1.0575% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	500,365
62,400,000	944,736 E	464,173	12/15/28	3 month USD-LIBOR-BBA — Quarterly	1.15% — Semiannually	(480,563)
38,563,000	637,061	(511)	9/23/31	1.355% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	626,038
16,447,000	210,193	(218)	9/27/31	1.3955% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	207,666
288,047,300	322,613 E	(2,719)	10/5/26	1.046% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	319,894
44,069,000	111,054	(1,503)	9/30/51	1.8375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(114,645)
2,984,000	6,804	(102)	9/30/51	3 month USD-LIBOR-BBA — Quarterly	1.836% — Semiannually	6,843
4,745,000	1,661	(162)	9/30/51	1.8285% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,046)
92,460,000	68,420	(3,153)	9/30/51	3 month USD-LIBOR-BBA — Quarterly	1.824% — Semiannually	(67,226)
135,843,400	724,045 E	(1,801)	10/7/31	1.59% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(725,847)
39,950,000	41,149	(530)	10/1/31	1.5415% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(41,678)
52,532,000	133,589	(697)	10/4/31	3 month USD-LIBOR-BBA — Quarterly	1.572% — Semiannually	132,892

86 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$41,500,000	$54,780	$(336)	10/4/26	1.103% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(55,116)
	31,000,000	67,084	(411)	10/4/31	1.5675% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(67,495)
	13,000,000	36,361	(443)	10/4/51	1.8465% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(36,804)
AUD	1,119,500	45,032 E	(11)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	45,020
AUD	3,719,600	205,339 E	(37)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	205,302
AUD	1,399,700	83,928 E	(12)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	83,916
AUD	2,018,200	123,859 E	(24)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	123,836
AUD	7,680,600	594,582 E	(92)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	594,490
AUD	483,400	48,776 E	(11)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	48,765
AUD	24,600,000	421,316	(271)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	581,970
AUD	71,525,000	1,502,146 E	265,165	12/15/31	6 month AUD-BBR-BBSW — Semiannually	1.395% — Semiannually	(1,236,981)
CAD	56,450,000	1,293,813 E	251,667	12/15/31	3 month CAD-BA-CDOR — Semiannually	1.70% — Semiannually	(1,042,146)
CHF	17,778,000	217,277 E	215,979	12/15/31	0.05% plus Swiss Average Rate Overnight — Annually	—	(1,298)
EUR	7,235,600	2,165,575 E	(277)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(2,165,852)
EUR	9,840,300	2,668,847	(381)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	2,773,792

Diversified Income Trust 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	10,864,000	$2,653,025	$(415)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$(2,747,896)
EUR	11,002,000	2,493,651	(420)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(2,585,243)
EUR	13,678,600	2,677,263	(528)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(2,771,957)
EUR	13,443,000	3,409,735 E	(509)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	3,409,226
EUR	14,233,000	2,492,803	(541)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(2,613,955)
EUR	10,466,600	1,741,732 E	(401)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(1,742,133)
EUR	9,550,400	1,225,969	(367)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(1,296,902)
EUR	8,829,000	843,733	(336)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(901,286)
EUR	22,091,800	456,782 E	(840)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	455,942
EUR	12,792,500	1,449,960 E	(483)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(1,450,443)
EUR	20,383,200	1,717,219	(766)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	1,666,408
EUR	70,039,500	2,139,405	(2,643)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	2,495,281
EUR	8,796,100	1,198,222 E	(329)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	1,197,893

88 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	4,363,500	$1,116,480 E	$(168)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	$1,116,311
EUR	23,312,400	1,530,852 E	(494)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	(1,531,346)
EUR	10,527,400	646,304 E	(230)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	646,074
EUR	15,952,000	970,834 E	(369)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	970,465
EUR	5,045,400	307,120 E	(117)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	307,003
EUR	17,295,900	146,854	(705)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	223,557
EUR	16,158,000	50,161	(277)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(90,152)
EUR	15,809,000	147,781	(271)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	124,150
EUR	70,068,000	1,388,704 E	350,406	12/15/31	6 month EUR-EURIBOR-REUTERS — Semiannually	0.02% — Annually	(1,038,297)
EUR	3,168,200	147,860 E	(127)	9/14/52	6 month EUR-EURIBOR-REUTERS — Semiannually	0.374% — Annually	(147,987)
EUR	1,020,000	14,580 E	16,642	12/15/51	0.451% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	31,221
EUR	1,080,000	11,147 E	1,402	12/15/31	0.101% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	12,549

Diversified Income Trust 89

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	3,110,000	$7,493 E	$5,886	12/15/26	—	0.201% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	$13,379
EUR	2,200,000	2,472 E	(1,437)	12/15/23	—	0.451% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	1,035
GBP	9,933,800	189,127	(197)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(153,391)
GBP	3,434,000	127,519 E	(16,025)	12/15/31	0.6525% — Annually	Sterling Overnight Index Average — Annually	111,495
JPY	732,682,200	399,010 E	(213)	8/29/43	0.7495% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	(399,224)
JPY	1,690,202,100	138,503	(133,284)	2/25/31	0.003% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	4,104
JPY	929,267,100	401,615 E	(280)	8/29/43	0.194% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	401,335
NOK	155,262,000	467,291 E	(51,125)	12/15/31	1.63% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	416,166
NZD	37,208,000	660,145 E	131,470	12/15/31	3 month NZD-BBR-FRA — Quarterly	2.03% — Semiannually	(534,946)
SEK	216,157,000	673,824 E	(108,389)	12/15/31	0.65% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	565,427
Total			$(33,857,845)	$(14,364,279)
E Extended effective date.

90 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$13,530,486	$13,433,263	$—	9/29/25	(0.0165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 − Annually	$(81,870)
13,597,326	13,470,799	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(121,263)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(203,133)
Total		$—		Total	$(203,133)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
EUR	90,763,000	$13,360,597	$(1,675)	5/15/30	(.655%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	$13,358,922
EUR	90,763,000	13,276,488	(1,675)	5/15/30	(.6625%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	13,274,813
EUR	45,335,000	12,236,765	(1,619)	5/15/40	(.961%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	12,235,146
EUR	25,667,000	749,825	—	7/15/27	(1.40%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	749,825
EUR	38,013,000	348,296	(443)	9/15/23	(1.4375%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	347,853
EUR	38,013,000	339,049	(445)	9/15/23	(1.44125%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	338,604
EUR	38,013,000	336,407	(448)	9/15/23	(1.4425%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	335,960
EUR	38,013,000	333,325	(447)	9/15/23	(1.44375%) — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	332,878

Diversified Income Trust 91

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
EUR	25,667,000	$537,543	$—	7/15/37	1.71% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	$(537,543)
EUR	45,335,000	18,873,984	(2,139)	5/15/50	1.13% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(18,876,123)
EUR	90,763,000	25,112,623	(3,220)	5/15/40	0.935% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(25,115,843)
EUR	90,763,000	25,230,374	(3,220)	5/15/40	0.93% — At maturity	Eurostat Eurozone HICP excluding tobacco — At maturity	(25,233,595)
GBP	51,907,000	659,529	(1,109)	12/15/28	3.665% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(660,639)
GBP	14,535,000	754,002	(339)	3/15/28	3.3875% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(754,340)
GBP	31,146,000	1,719,352	(728)	2/15/28	3.34% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(1,720,080)
GBP	40,490,000	1,995,121	(937)	3/15/28	3.4025% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(1,996,058)
GBP	73,607,000	2,575,655	(961)	11/15/24	3.385% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(2,576,616)
GBP	58,136,000	3,491,277	(1,369)	3/15/28	3.34% — At maturity	GBP Non-revised UK Retail Price Index — At maturity	(3,492,646)
	$369,620,000	321,569	1,365	9/14/26	2.783% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	322,934
	255,855,000	1,448,139	(4,658)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(1,452,796)
Total			$(24,067)	$(41,119,344)

92 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$39,713	$581,000	$165,295	5/11/63	300 bp — Monthly	$(125,291)
CMBX NA BBB−.6 Index	B+/P	79,608	1,321,000	375,825	5/11/63	300 bp — Monthly	(295,556)
CMBX NA BBB−.6 Index	B+/P	163,473	2,648,000	753,356	5/11/63	300 bp — Monthly	(588,559)
CMBX NA BBB−.6 Index	B+/P	155,838	2,734,000	777,823	5/11/63	300 bp — Monthly	(620,618)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	1,843	11,000	1,151	5/11/63	200 bp — Monthly	696
CMBX NA A.6 Index	BBB+/P	2,723	18,000	1,883	5/11/63	200 bp — Monthly	846
CMBX NA A.6 Index	BBB+/P	7,493	54,000	5,648	5/11/63	200 bp — Monthly	1,862
CMBX NA A.6 Index	BBB+/P	6,851	54,000	5,648	5/11/63	200 bp — Monthly	1,221
CMBX NA A.6 Index	BBB+/P	16,958	102,000	10,669	5/11/63	200 bp — Monthly	6,322
CMBX NA A.6 Index	BBB+/P	13,131	110,000	11,506	5/11/63	200 bp — Monthly	1,662
CMBX NA A.6 Index	BBB+/P	21,048	119,000	12,447	5/11/63	200 bp — Monthly	8,640
CMBX NA A.6 Index	BBB+/P	14,218	121,000	12,657	5/11/63	200 bp — Monthly	1,601
CMBX NA A.6 Index	BBB+/P	40,040	286,000	29,916	5/11/63	200 bp — Monthly	10,220
CMBX NA BB.11 Index	BB−/P	877,445	1,553,000	130,763	11/18/54	500 bp — Monthly	747,977
CMBX NA BB.13 Index	BB−/P	12,597	126,000	11,983	12/16/72	500 bp — Monthly	719
CMBX NA BB.13 Index	BB−/P	20,857	221,000	21,017	12/16/72	500 bp — Monthly	24
CMBX NA BB.13 Index	BB−/P	50,236	551,000	52,400	12/16/72	500 bp — Monthly	(1,705)
CMBX NA BB.13 Index	BB−/P	121,918	1,338,000	127,244	12/16/72	500 bp — Monthly	(4,211)
CMBX NA BB.6 Index	B-/P	2,294,788	15,421,842	6,936,745	5/11/63	500 bp — Monthly	(4,629,077)
CMBX NA BB.7 Index	B/P	596,583	11,690,000	3,940,699	1/17/47	500 bp — Monthly	(3,334,374)
CMBX NA BB.9 Index	B+/P	60,061	295,000	61,095	9/17/58	500 bp — Monthly	(788)
CMBX NA BB.9 Index	B+/P	381,487	1,868,000	386,863	9/17/58	500 bp — Monthly	(3,818)
CMBX NA BBB− .12 Index	BBB−/P	69,907	441,000	20,374	8/17/61	300 bp — Monthly	49,754

Diversified Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB− .14 Index	BBB−/P	$280	$9,000	$309	12/16/72	300 bp — Monthly	$(24)
CMBX NA BBB− .14 Index	BBB−/P	3,431	105,000	3,602	12/16/72	300 bp — Monthly	(118)
CMBX NA BBB− .14 Index	BBB−/P	23,633	770,000	26,411	12/16/72	300 bp — Monthly	(2,393)
CMBX NA BBB−.10 Index	BB+/P	94,147	863,000	75,513	11/17/59	300 bp — Monthly	19,066
CMBX NA BBB−.11 Index	BBB−/P	197,118	3,147,000	139,727	11/18/54	300 bp — Monthly	58,964
CMBX NA BBB−.12 Index	BBB−/P	28,903	693,000	32,017	8/17/61	300 bp — Monthly	(2,767)
CMBX NA BBB−.12 Index	BBB−/P	122,459	2,078,000	96,004	8/17/61	300 bp — Monthly	27,494
CMBX NA BBB−.13 Index	BBB−/P	73,523	1,570,000	78,186	12/16/72	300 bp — Monthly	(3,878)
CMBX NA BBB−.14 Index	BBB−/P	3,214	76,000	2,607	12/16/72	300 bp — Monthly	646
CMBX NA BBB−.14 Index	BBB−/P	5,700	114,000	3,910	12/16/72	300 bp — Monthly	1,847
CMBX NA BBB−.14 Index	BBB−/P	26,117	803,000	27,543	12/16/72	300 bp — Monthly	(1,024)
CMBX NA BBB−.14 Index	BBB−/P	53,704	1,178,000	40,405	12/16/72	300 bp — Monthly	13,888
CMBX NA BBB−.6 Index	B+/P	1,999	25,000	7,113	5/11/63	300 bp — Monthly	(5,101)
CMBX NA BBB−.6 Index	B+/P	30,475	106,000	30,157	5/11/63	300 bp — Monthly	371
CMBX NA BBB−.6 Index	B+/P	30,475	106,000	30,157	5/11/63	300 bp — Monthly	371
CMBX NA BBB−.6 Index	B+/P	62,408	212,000	60,314	5/11/63	300 bp — Monthly	2,200
CMBX NA BBB−.6 Index	B+/P	139,685	2,123,000	603,994	5/11/63	300 bp — Monthly	(463,247)
CMBX NA BBB−.6 Index	B+/P	191,694	2,907,000	827,042	5/11/63	300 bp — Monthly	(633,894)
CMBX NA BBB−.6 Index	B+/P	270,815	3,978,000	1,131,741	5/11/63	300 bp — Monthly	(858,937)
CMBX NA BBB−.6 Index	B+/P	1,225,820	19,250,000	5,476,625	5/11/63	300 bp — Monthly	(4,241,180)
Credit Suisse International
CMBX NA BB.7 Index	B/P	369,046	2,759,000	930,059	1/17/47	500 bp — Monthly	(558,714)
CMBX NA BBB−.6 Index	B+/P	281,868	2,551,000	725,760	5/11/63	300 bp — Monthly	(442,616)
CMBX NA BBB−.6 Index	B+/P	511,694	4,631,000	1,317,520	5/11/63	300 bp — Monthly	(803,510)

94 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB−.6 Index	B+/P	$17,624,630	$187,571,000	$53,363,950	5/11/63	300 bp — Monthly	$(35,645,534)
CMBX NA BBB−.7 Index	BB−/P	1,788,740	24,200,000	4,372,940	1/17/47	300 bp — Monthly	(2,572,100)
Deutsche Bank AG
CMBX NA BBB−.6 Index	B+/P	54,693	513,000	145,949	5/11/63	300 bp — Monthly	(90,999)
Goldman Sachs International
CMBX NA BBB−.6 Index	B+/P	350,890	2,265,000	644,393	5/11/63	300 bp — Monthly	(292,370)
CMBX NA A.6 Index	BBB+/P	1,069	9,000	941	5/11/63	200 bp — Monthly	130
CMBX NA BB.6 Index	B-/P	56,166	126,290	56,805	5/11/63	500 bp — Monthly	(534)
CMBX NA BB.6 Index	B-/P	125,982	855,109	384,628	5/11/63	500 bp — Monthly	(257,932)
CMBX NA BB.9 Index	B+/P	1,088,578	2,692,000	557,513	9/17/58	500 bp — Monthly	533,308
CMBX NA BBB−.13 Index	BBB−/P	3,957	86,000	4,283	12/16/72	300 bp — Monthly	(283)
CMBX NA BBB−.14 Index	BBB−/P	1,911	43,000	1,475	12/16/72	300 bp — Monthly	458
CMBX NA BBB−.14 Index	BBB−/P	3,996	87,000	2,984	12/16/72	300 bp — Monthly	1,056
CMBX NA BBB−.14 Index	BBB−/P	7,375	164,000	5,625	12/16/72	300 bp — Monthly	1,831
CMBX NA BBB−.14 Index	BBB−/P	19,401	512,000	17,562	12/16/72	300 bp — Monthly	2,095
CMBX NA BBB−.14 Index	BBB−/P	15,180	527,000	18,076	12/16/72	300 bp — Monthly	(2,633)
CMBX NA BBB−.14 Index	BBB−/P	44,344	1,539,500	52,805	12/16/72	300 bp — Monthly	(7,690)
CMBX NA BBB−.6 Index	B+/P	1,473	11,000	3,130	5/11/63	300 bp — Monthly	(1,651)
CMBX NA BBB−.6 Index	B+/P	1,061	14,000	3,983	5/11/63	300 bp — Monthly	(2,915)
CMBX NA BBB−.6 Index	B+/P	1,683	21,000	5,975	5/11/63	300 bp — Monthly	(4,281)
CMBX NA BBB−.6 Index	B+/P	7,130	27,000	7,682	5/11/63	300 bp — Monthly	(538)
CMBX NA BBB−.6 Index	B+/P	4,131	29,000	8,251	5/11/63	300 bp — Monthly	(4,105)
CMBX NA BBB−.6 Index	B+/P	12,684	45,000	12,803	5/11/63	300 bp — Monthly	(96)
CMBX NA BBB−.6 Index	B+/P	12,684	45,000	12,803	5/11/63	300 bp — Monthly	(96)

Diversified Income Trust 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$5,221	$59,000	$16,786	5/11/63	300 bp — Monthly	$(11,535)
CMBX NA BBB−.6 Index	B+/P	19,080	72,000	20,484	5/11/63	300 bp — Monthly	(1,368)
CMBX NA BBB−.6 Index	B+/P	9,848	74,000	21,053	5/11/63	300 bp — Monthly	(11,168)
CMBX NA BBB−.6 Index	B+/P	10,927	130,000	36,985	5/11/63	300 bp — Monthly	(25,993)
CMBX NA BBB−.6 Index	B+/P	8,299	162,000	46,089	5/11/63	300 bp — Monthly	(37,709)
CMBX NA BBB−.6 Index	B+/P	8,498	164,000	46,658	5/11/63	300 bp — Monthly	(38,078)
CMBX NA BBB−.6 Index	B+/P	13,121	178,000	50,641	5/11/63	300 bp — Monthly	(37,430)
CMBX NA BBB−.6 Index	B+/P	13,043	178,000	50,641	5/11/63	300 bp — Monthly	(37,509)
CMBX NA BBB−.6 Index	B+/P	24,289	209,000	59,461	5/11/63	300 bp — Monthly	(35,067)
CMBX NA BBB−.6 Index	B+/P	29,106	269,000	76,531	5/11/63	300 bp — Monthly	(47,290)
CMBX NA BBB−.6 Index	B+/P	14,866	285,000	81,083	5/11/63	300 bp — Monthly	(66,074)
CMBX NA BBB−.6 Index	B+/P	43,555	289,000	82,221	5/11/63	300 bp — Monthly	(38,521)
CMBX NA BBB−.6 Index	B+/P	32,064	505,000	143,673	5/11/63	300 bp — Monthly	(111,356)
CMBX NA BBB−.6 Index	B+/P	40,545	534,000	151,923	5/11/63	300 bp — Monthly	(111,110)
CMBX NA BBB−.6 Index	B+/P	64,149	639,000	181,796	5/11/63	300 bp — Monthly	(117,327)
CMBX NA BBB−.6 Index	B+/P	187,246	684,000	194,598	5/11/63	300 bp — Monthly	(7,012)
CMBX NA BBB−.6 Index	B+/P	112,874	813,000	231,299	5/11/63	300 bp — Monthly	(118,018)
CMBX NA BBB−.6 Index	B+/P	96,615	925,000	263,163	5/11/63	300 bp — Monthly	(166,085)
CMBX NA BBB−.6 Index	B+/P	107,255	1,069,000	304,131	5/11/63	300 bp — Monthly	(196,341)
CMBX NA BBB−.6 Index	B+/P	92,236	1,093,000	310,959	5/11/63	300 bp — Monthly	(218,176)
CMBX NA BBB−.6 Index	B+/P	101,718	1,174,000	334,003	5/11/63	300 bp — Monthly	(231,698)
CMBX NA BBB−.6 Index	B+/P	105,653	1,252,000	356,194	5/11/63	300 bp — Monthly	(249,915)
CMBX NA BBB−.6 Index	B+/P	346,906	1,306,000	371,557	5/11/63	300 bp — Monthly	(23,998)

96 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$157,809	$1,410,000	$401,145	5/11/63	300 bp — Monthly	$(242,631)
CMBX NA BBB−.6 Index	B+/P	110,705	1,625,000	462,313	5/11/63	300 bp — Monthly	(350,795)
CMBX NA BBB−.6 Index	B+/P	184,883	1,672,000	475,684	5/11/63	300 bp — Monthly	(289,965)
CMBX NA BBB−.6 Index	B+/P	153,735	1,855,000	527,748	5/11/63	300 bp — Monthly	(373,085)
CMBX NA BBB−.6 Index	B+/P	211,483	1,898,000	539,981	5/11/63	300 bp — Monthly	(327,549)
CMBX NA BBB−.6 Index	B+/P	222,998	2,053,000	584,079	5/11/63	300 bp — Monthly	(360,054)
CMBX NA BBB−.6 Index	B+/P	251,962	2,258,000	642,401	5/11/63	300 bp — Monthly	(389,310)
CMBX NA BBB−.6 Index	B+/P	251,962	2,258,000	642,401	5/11/63	300 bp — Monthly	(389,310)
CMBX NA BBB−.6 Index	B+/P	267,527	2,431,000	691,620	5/11/63	300 bp — Monthly	(422,878)
CMBX NA BBB−.6 Index	B+/P	292,059	2,489,000	708,121	5/11/63	300 bp — Monthly	(414,817)
CMBX NA BBB−.6 Index	B+/P	416,852	3,062,000	871,139	5/11/63	300 bp — Monthly	(452,756)
CMBX NA BBB−.6 Index	B+/P	327,157	3,109,000	884,511	5/11/63	300 bp — Monthly	(555,799)
CMBX NA BBB−.6 Index	B+/P	154,661	3,118,000	887,071	5/11/63	300 bp — Monthly	(730,851)
CMBX NA BBB−.6 Index	B+/P	484,654	3,296,000	937,712	5/11/63	300 bp — Monthly	(451,410)
CMBX NA BBB−.6 Index	B+/P	376,979	3,482,000	990,629	5/11/63	300 bp — Monthly	(611,909)
CMBX NA BBB−.6 Index	B+/P	179,679	3,660,000	1,041,270	5/11/63	300 bp — Monthly	(859,761)
CMBX NA BBB−.6 Index	B+/P	423,142	3,785,000	1,076,833	5/11/63	300 bp — Monthly	(651,798)
CMBX NA BBB−.6 Index	B+/P	597,823	3,894,000	1,107,843	5/11/63	300 bp — Monthly	(508,073)
CMBX NA BBB−.6 Index	B+/P	202,429	4,008,000	1,140,276	5/11/63	300 bp — Monthly	(935,843)
CMBX NA BBB−.6 Index	B+/P	718,374	4,321,000	1,229,325	5/11/63	300 bp — Monthly	(508,790)
CMBX NA BBB−.6 Index	B+/P	529,485	4,803,000	1,366,454	5/11/63	300 bp — Monthly	(834,567)
CMBX NA BBB−.6 Index	B+/P	930,682	6,242,000	1,775,849	5/11/63	300 bp — Monthly	(842,046)

Diversified Income Trust 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.7 Index	BB−/P	$77,611	$1,050,000	$189,735	1/17/47	300 bp — Monthly	$(111,599)
CMBX NA BBB−.7 Index	BB−/P	398,239	3,442,000	621,969	1/17/47	300 bp — Monthly	(222,009)
JPMorgan Securities LLC
CMBX NA A.6 Index	BBB+/P	3,763	28,000	2,929	5/11/63	200 bp — Monthly	843
CMBX NA BB.10 Index	B+/P	47,420	591,000	138,058	5/11/63	500 bp — Monthly	(90,145)
CMBX NA BBB− .13 Index	BBB−/P	1,892	32,000	1,594	12/16/72	300 bp — Monthly	315
CMBX NA BBB− .13 Index	BBB−/P	8,560	47,000	2,341	12/16/72	300 bp — Monthly	6,243
CMBX NA BBB− .13 Index	BBB−/P	14,295	71,000	3,536	12/16/72	300 bp — Monthly	10,794
CMBX NA BBB− .13 Index	BBB−/P	4,737	80,000	3,984	12/16/72	300 bp — Monthly	793
CMBX NA BBB− .13 Index	BBB−/P	23,048	244,000	12,151	12/16/72	300 bp — Monthly	11,018
CMBX NA BBB− .13 Index	BBB−/P	24,798	256,000	12,749	12/16/72	300 bp — Monthly	12,178
CMBX NA BBB−.12 Index	BBB−/P	51,073	1,198,000	55,348	8/17/61	300 bp — Monthly	(3,676)
CMBX NA BBB−.6 Index	B+/P	53,705,200	167,985,000	47,791,733	5/11/63	300 bp — Monthly	5,997,460
Merrill Lynch International
CMBX NA BB.6 Index	B-/P	1,226	5,784	2,602	5/11/63	500 bp — Monthly	(1,371)
CMBX NA BB.6 Index	B-/P	187,407	1,615,741	726,760	5/11/63	500 bp — Monthly	(538,004)
CMBX NA BBB− .6 Index	B+/P	12,430,981	46,135,000	13,125,408	5/11/63	300 bp — Monthly	(671,359)
CMBX NA BBB−.6 Index	B+/P	3,338	12,000	3,414	5/11/63	300 bp — Monthly	(71)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	BBB+/P	9,145	59,000	6,171	5/11/63	200 bp — Monthly	2,993
CMBX NA A.6 Index	BBB+/P	28,210	364,000	38,074	5/11/63	200 bp — Monthly	(9,743)
CMBX NA BB.13 Index	BB−/P	18,044	194,000	18,449	12/16/72	500 bp — Monthly	(244)
CMBX NA BB.13 Index	BB−/P	21,553	235,000	22,349	12/16/72	500 bp — Monthly	(599)
CMBX NA BB.13 Index	BB−/P	58,564	609,000	57,916	12/16/72	500 bp — Monthly	1,155
CMBX NA BB.13 Index	BB−/P	70,789	771,000	73,322	12/16/72	500 bp — Monthly	(1,892)

98 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.13 Index	BB−/P	$218,028	$2,266,000	$215,497	12/16/72	500 bp — Monthly	$4,420
CMBX NA BB.13 Index	BB−/P	268,977	2,912,000	276,931	12/16/72	500 bp — Monthly	(5,527)
CMBX NA BB.13 Index	BB−/P	352,986	3,770,000	358,527	12/16/72	500 bp — Monthly	(2,399)
CMBX NA BB.13 Index	BB−/P	732,616	7,643,000	726,849	12/16/72	500 bp — Monthly	12,136
CMBX NA BB.6 Index	B-/P	5,423	28,921	13,009	5/11/63	500 bp — Monthly	(7,562)
CMBX NA BB.6 Index	B-/P	114,240	262,220	117,947	5/11/63	500 bp — Monthly	(3,488)
CMBX NA BB.6 Index	B-/P	74,408	292,106	131,389	5/11/63	500 bp — Monthly	(56,737)
CMBX NA BB.6 Index	B-/P	63,456	503,232	226,354	5/11/63	500 bp — Monthly	(162,478)
CMBX NA BB.6 Index	B-/P	604,310	1,372,801	617,486	5/11/63	500 bp — Monthly	(12,030)
CMBX NA BB.6 Index	B-/P	590,401	2,309,854	1,038,972	5/11/63	500 bp — Monthly	(446,643)
CMBX NA BBB− .13 Index	BBB−/P	643	7,000	349	12/16/72	300 bp — Monthly	298
CMBX NA BBB− .13 Index	BBB−/P	2,834	51,000	2,540	12/16/72	300 bp — Monthly	319
CMBX NA BBB− .13 Index	BBB−/P	10,328	113,000	5,627	12/16/72	300 bp — Monthly	4,757
CMBX NA BBB−.12 Index	BBB−/P	50,445	856,000	39,547	8/17/61	300 bp — Monthly	11,326
CMBX NA BBB−.12 Index	BBB−/P	126,273	2,941,000	135,874	8/17/61	300 bp — Monthly	(8,131)
CMBX NA BBB−.14 Index	BBB−/P	152	10,000	343	12/16/72	300 bp — Monthly	(186)
CMBX NA BBB−.6 Index	B+/P	2,506	30,000	8,535	5/11/63	300 bp — Monthly	(6,014)
CMBX NA BBB−.6 Index	B+/P	5,130	64,000	18,208	5/11/63	300 bp — Monthly	(13,046)
CMBX NA BBB−.6 Index	B+/P	5,394	72,000	20,484	5/11/63	300 bp — Monthly	(15,054)
CMBX NA BBB−.6 Index	B+/P	25,369	90,000	25,605	5/11/63	300 bp — Monthly	(191)
CMBX NA BBB−.6 Index	B+/P	72,622	276,000	78,522	5/11/63	300 bp — Monthly	(5,762)
CMBX NA BBB−.6 Index	B+/P	26,126	356,000	101,282	5/11/63	300 bp — Monthly	(74,978)
CMBX NA BBB−.6 Index	B+/P	633,075	1,835,000	522,058	5/11/63	300 bp — Monthly	111,935

Diversified Income Trust 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.6 Index	B+/P	$520,905	$1,968,000	$559,896	5/11/63	300 bp — Monthly	$(38,007)
CMBX NA BBB−.6 Index	B+/P	155,534	2,369,000	673,981	5/11/63	300 bp — Monthly	(517,262)
CMBX NA BBB−.6 Index	B+/P	157,194	2,381,000	677,395	5/11/63	300 bp — Monthly	(519,506)
CMBX NA BBB−.6 Index	B+/P	5,256,214	79,339,500	22,572,088	5/11/63	300 bp — Monthly	(17,272,469)
Upfront premium received		116,224,418		Unrealized appreciation		7,684,252
Upfront premium (paid)		—		Unrealized (depreciation)		(90,766,114)
Total		$116,224,418		Total		$(83,081,862)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$944	$110,000	$11,506	5/11/63	(200 bp) — Monthly	$12,413
CMBX NA BB.10 Index	(1,135,828)	4,711,000	1,100,490	11/17/59	(500 bp) — Monthly	(39,725)
CMBX NA BB.10 Index	(166,877)	1,599,000	373,526	11/17/59	(500 bp) — Monthly	205,317
CMBX NA BB.10 Index	(138,486)	1,263,000	295,037	11/17/59	(500 bp) — Monthly	155,498
CMBX NA BB.10 Index	(304,980)	1,196,000	279,386	11/17/59	(500 bp) — Monthly	(26,591)
CMBX NA BB.11 Index	(153,788)	1,187,000	99,945	11/18/54	(500 bp) — Monthly	(54,832)
CMBX NA BB.11 Index	(14,231)	279,000	23,492	11/18/54	(500 bp) — Monthly	9,028
CMBX NA BB.11 Index	(11,409)	158,000	13,304	11/18/54	(500 bp) — Monthly	1,763
CMBX NA BB.11 Index	(4,098)	79,000	6,652	11/18/54	(500 bp) — Monthly	2,488
CMBX NA BB.11 Index	(2,612)	38,000	3,200	11/18/54	(500 bp) — Monthly	556
CMBX NA BB.12 Index	(6,851)	21,000	1,959	8/17/61	(500 bp) — Monthly	(4,909)

100 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.8 Index	$(506,145)	$1,419,514	$506,142	10/17/57	(500 bp) — Monthly	$(4)
CMBX NA BB.8 Index	(13,907)	108,227	38,280	10/17/57	(500 bp) — Monthly	24,284
CMBX NA BB.8 Index	(176)	966	342	10/17/57	(500 bp) — Monthly	165
CMBX NA BBB− .10 Index	(316,708)	1,842,000	161,175	11/17/59	(300 bp) — Monthly	(156,454)
CMBX NA BBB− .10 Index	(35,980)	155,000	13,563	11/17/59	(300 bp) — Monthly	(22,495)
CMBX NA BBB− .10 Index	(25,050)	105,000	9,188	11/17/59	(300 bp) — Monthly	(15,915)
CMBX NA BBB− .10 Index	(18,118)	83,000	7,263	11/17/59	(300 bp) — Monthly	(10,897)
CMBX NA BBB− .10 Index	(16,758)	77,000	6,738	11/17/59	(300 bp) — Monthly	(10,059)
CMBX NA BBB− .12 Index	(319,733)	1,417,000	65,465	8/17/61	(300 bp) — Monthly	(254,976)
CMBX NA BBB− .12 Index	(6,402)	93,000	4,297	8/17/61	(300 bp) — Monthly	(2,152)
CMBX NA BBB−.10 Index	(163,690)	1,338,000	117,075	11/17/59	(300 bp) — Monthly	(47,284)
CMBX NA BBB−.10 Index	(92,293)	724,000	63,350	11/17/59	(300 bp) — Monthly	(29,305)
CMBX NA BBB−.10 Index	(1,275)	10,000	875	11/17/59	(300 bp) — Monthly	(405)
CMBX NA BBB−.11 Index	(182,977)	560,000	24,864	11/18/54	(300 bp) — Monthly	(158,393)
CMBX NA BBB−.11 Index	(9,714)	66,000	2,930	11/18/54	(300 bp) — Monthly	(6,817)
CMBX NA BBB−.11 Index	(3,201)	10,000	444	11/18/54	(300 bp) — Monthly	(2,762)
CMBX NA BBB−.12 Index	(546,451)	1,636,000	75,583	8/17/61	(300 bp) — Monthly	(471,686)
CMBX NA BBB−.12 Index	(503,662)	1,449,000	66,944	8/17/61	(300 bp) — Monthly	(437,443)
CMBX NA BBB−.12 Index	(273,332)	818,000	37,792	8/17/61	(300 bp) — Monthly	(235,949)
CMBX NA BBB−.12 Index	(31,987)	91,000	4,204	8/17/61	(300 bp) — Monthly	(27,828)
CMBX NA BBB−.12 Index	(2,760)	46,000	2,125	8/17/61	(300 bp) — Monthly	(658)
CMBX NA BBB−.12 Index	(11,274)	33,000	1,525	8/17/61	(300 bp) — Monthly	(9,766)
CMBX NA BBB−.13 Index	(40,889)	803,000	39,989	12/16/72	(300 bp) — Monthly	(1,301)

Diversified Income Trust 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.13 Index	$(40,492)	$803,000	$39,989	12/16/72	(300 bp) — Monthly	$(904)
CMBX NA BBB−.13 Index	(13,627)	233,000	11,603	12/16/72	(300 bp) — Monthly	(2,140)
CMBX NA BBB−.7 Index	(39,813)	182,000	32,887	1/17/47	(300 bp) — Monthly	(7,016)
CMBX NA BBB−.8 Index	(501,226)	3,171,000	411,596	10/17/57	(300 bp) — Monthly	(91,216)
CMBX NA BBB−.8 Index	(503,208)	3,171,000	411,596	10/17/57	(300 bp) — Monthly	(93,197)
CMBX NA BBB−.8 Index	(492,515)	3,147,000	408,481	10/17/57	(300 bp) — Monthly	(85,608)
CMBX NA BBB−.8 Index	(324,687)	2,078,000	269,724	10/17/57	(300 bp) — Monthly	(56,002)
CMBX NA BBB−.8 Index	(203,953)	1,425,000	184,965	10/17/57	(300 bp) — Monthly	(19,700)
CMBX NA BBB−.9 Index	(119,951)	507,000	39,191	9/17/58	(300 bp) — Monthly	(81,014)
Credit Suisse International
CMBX NA BB.10 Index	(467,516)	3,504,000	818,534	11/17/59	(500 bp) — Monthly	348,098
CMBX NA BB.10 Index	(415,378)	3,493,000	815,965	11/17/59	(500 bp) — Monthly	397,676
CMBX NA BB.10 Index	(227,964)	1,834,000	428,422	11/17/59	(500 bp) — Monthly	198,930
CMBX NA BB.8 Index	(350)	1,933	684	10/17/57	(500 bp) — Monthly	332
CMBX NA BB.9 Index	(1,804)	18,000	3,728	9/17/58	(500 bp) — Monthly	1,908
CMBX NA BBB−.7 Index	(83,041)	1,059,000	191,361	1/17/47	(300 bp) — Monthly	107,791
Goldman Sachs International
CMBX NA BB.7 Index	(605)	4,000	1,348	1/17/47	(500 bp) — Monthly	740
CMBX NA A .6 Index	(10,136)	153,000	16,004	5/11/63	(200 bp) — Monthly	5,817
CMBX NA BB.10 Index	(42,309)	187,000	43,683	11/17/59	(500 bp) — Monthly	1,219
CMBX NA BB.10 Index	(9,339)	31,000	7,242	11/17/59	(500 bp) — Monthly	(2,123)
CMBX NA BB.12 Index	(3,069)	29,000	2,706	8/17/61	(500 bp) — Monthly	(388)
CMBX NA BB.7 Index	(349,448)	1,721,000	580,149	1/17/47	(500 bp) — Monthly	229,267
CMBX NA BB.7 Index	(224,362)	1,229,000	414,296	1/17/47	(500 bp) — Monthly	188,910

102 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(17,367)	$106,000	$35,733	1/17/47	(500 bp) — Monthly	$18,277
CMBX NA BB.8 Index	(792,530)	2,184,834	772,776	10/17/57	(500 bp) — Monthly	(21,573)
CMBX NA BB.8 Index	(793,894)	2,184,834	772,776	10/17/57	(500 bp) — Monthly	(22,937)
CMBX NA BB.8 Index	(600,575)	1,705,543	603,250	10/17/57	(500 bp) — Monthly	1,253
CMBX NA BB.8 Index	(4,192)	35,754	12,646	10/17/57	(500 bp) — Monthly	8,424
CMBX NA BB.9 Index	(356,757)	2,241,000	464,111	9/17/58	(500 bp) — Monthly	105,487
CMBX NA BB.9 Index	(164,938)	1,044,000	216,212	9/17/58	(500 bp) — Monthly	50,404
CMBX NA BB.9 Index	(11,660)	73,000	15,118	9/17/58	(500 bp) — Monthly	3,397
CMBX NA BB.9 Index	(2,380)	20,000	4,142	9/17/58	(500 bp) — Monthly	1,745
CMBX NA BB.9 Index	(2,407)	20,000	4,142	9/17/58	(500 bp) — Monthly	1,718
CMBX NA BB.9 Index	(505)	13,000	2,692	9/17/58	(500 bp) — Monthly	2,177
CMBX NA BBB− .10 Index	(8,311)	38,000	3,325	11/17/59	(300 bp) — Monthly	(5,005)
CMBX NA BBB− .12 Index	(7,408)	38,000	1,756	8/17/61	(300 bp) — Monthly	(5,672)
CMBX NA BBB−.12 Index	(9,118)	27,000	1,247	8/17/61	(300 bp) — Monthly	(7,885)
CMBX NA BBB−.13 Index	(2,955)	39,000	1,942	12/16/72	(300 bp) — Monthly	(1,033)
CMBX NA BBB−.6 Index	(1,816,213)	6,665,000	1,896,193	5/11/63	(300 bp) — Monthly	76,648
CMBX NA BBB−.6 Index	(5,649)	23,000	6,544	5/11/63	(300 bp) — Monthly	883
CMBX NA BBB−.7 Index	(410,020)	5,000,000	903,500	1/17/47	(300 bp) — Monthly	490,980
CMBX NA BBB−.8 Index	(2,509)	16,000	2,077	10/17/57	(300 bp) — Monthly	(440)
CMBX NA BBB−.8 Index	(154)	1,000	130	10/17/57	(300 bp) — Monthly	(25)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(42,728)	80,016	35,991	5/11/63	(500 bp) — Monthly	(6,804)
CMBX NA BB.12 Index	(81,284)	148,000	13,808	8/17/61	(500 bp) — Monthly	(67,599)
CMBX NA BB.17 Index	(8,713,905)	17,796,000	5,999,032	1/17/47	(500 bp) — Monthly	(2,729,704)

Diversified Income Trust 103

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.8 Index	$(34,198)	$66,676	$23,583	10/17/57	(500 bp) — Monthly	$(10,670)
CMBX NA BB.9 Index	(2,266,913)	4,587,000	949,968	9/17/58	(500 bp) — Monthly	(1,320,767)
CMBX NA BBB− .10 Index	(111,816)	678,000	59,325	11/17/59	(300 bp) — Monthly	(52,830)
CMBX NA BBB−.10 Index	(126,770)	450,000	39,375	11/17/59	(300 bp) — Monthly	(87,620)
CMBX NA BBB−.10 Index	(98,613)	331,000	28,963	11/17/59	(300 bp) — Monthly	(69,816)
CMBX NA BBB−.10 Index	(10,453)	92,000	8,050	11/17/59	(300 bp) — Monthly	(2,449)
CMBX NA BBB−.11 Index	(62,772)	200,000	8,880	11/18/54	(300 bp) — Monthly	(53,992)
CMBX NA BBB−.12 Index	(123,279)	353,000	16,309	8/17/61	(300 bp) — Monthly	(107,147)
CMBX NA BBB−.12 Index	(586)	15,000	693	8/17/61	(300 bp) — Monthly	99
CMBX NA BBB−.6 Index	(1,151,484)	4,250,000	1,209,125	5/11/63	(300 bp) — Monthly	55,516
CMBX NA BBB−.7 Index	(4,366,588)	18,600,000	3,361,020	1/17/47	(300 bp) — Monthly	(1,014,869)
Merrill Lynch International
CMBX NA BB.10 Index	(181,851)	3,196,000	746,586	11/17/59	(500 bp) — Monthly	562,072
CMBX NA BB.7 Index	(9,888)	57,000	19,215	1/17/47	(500 bp) — Monthly	9,279
CMBX NA BB.9 Index	(276,128)	7,088,000	1,467,925	9/17/58	(500 bp) — Monthly	1,185,891
CMBX NA BBB− .10 Index	(10,617)	49,000	4,288	11/17/59	(300 bp) — Monthly	(6,354)
CMBX NA BBB−.7 Index	(89,077)	1,087,000	196,421	1/17/47	(300 bp) — Monthly	106,800
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(7,132)	70,000	12,649	1/17/47	(300 bp) — Monthly	5,482
CMBX NA BB.10 Index	(167,698)	1,599,000	373,526	11/17/59	(500 bp) — Monthly	204,496
CMBX NA BB.10 Index	(294,738)	1,255,000	293,168	11/17/59	(500 bp) — Monthly	(2,617)
CMBX NA BB.12 Index	(6,813)	129,000	12,036	8/17/61	(500 bp) — Monthly	5,115
CMBX NA BB.12 Index	(8,866)	124,000	11,569	8/17/61	(500 bp) — Monthly	2,600
CMBX NA BB.7 Index	(627,449)	3,120,000	1,051,752	1/17/47	(500 bp) — Monthly	421,703

104 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(223,682)	$1,160,000	$391,036	1/17/47	(500 bp) — Monthly	$166,388
CMBX NA BB.7 Index	(158,631)	786,000	264,961	1/17/47	(500 bp) — Monthly	105,675
CMBX NA BB.7 Index	(131,172)	701,000	236,307	1/17/47	(500 bp) — Monthly	104,551
CMBX NA BB.8 Index	(387,993)	1,067,776	377,672	10/17/57	(500 bp) — Monthly	(11,210)
CMBX NA BB.8 Index	(20,269)	39,619	14,013	10/17/57	(500 bp) — Monthly	(6,289)
CMBX NA BB.9 Index	(253,173)	1,902,000	393,904	9/17/58	(500 bp) — Monthly	139,146
CMBX NA BB.9 Index	(203,933)	1,356,000	280,828	9/17/58	(500 bp) — Monthly	75,765
CMBX NA BB.9 Index	(153,500)	1,130,000	234,023	9/17/58	(500 bp) — Monthly	79,581
CMBX NA BB.9 Index	(159,182)	1,055,000	218,491	9/17/58	(500 bp) — Monthly	58,429
CMBX NA BB.9 Index	(36,337)	1,030,000	213,313	9/17/58	(500 bp) — Monthly	175,003
CMBX NA BB.9 Index	(134,108)	886,000	183,491	9/17/58	(500 bp) — Monthly	48,644
CMBX NA BB.9 Index	(2,339)	38,000	7,870	9/17/58	(500 bp) — Monthly	5,499
CMBX NA BB.9 Index	(2,461)	18,000	3,728	9/17/58	(500 bp) — Monthly	(262)
CMBX NA BB.9 Index	(625)	16,000	3,314	9/17/58	(500 bp) — Monthly	2,675
CMBX NA BB.9 Index	(861)	14,000	2,899	9/17/58	(500 bp) — Monthly	2,027
CMBX NA BB.9 Index	(1,514)	10,000	2,071	9/17/58	(500 bp) — Monthly	549
CMBX NA BB.9 Index	(347)	7,000	1,450	9/17/58	(500 bp) — Monthly	1,097
CMBX NA BB.9 Index	(54)	1,000	207	9/17/58	(500 bp) — Monthly	152
CMBX NA BBB− . 8 Index	(836,165)	5,375,000	697,675	10/17/57	(300 bp) — Monthly	(141,177)
CMBX NA BBB− . 8 Index	(426,068)	2,717,000	352,667	10/17/57	(300 bp) — Monthly	(74,759)
CMBX NA BBB− .10 Index	(166,387)	987,000	86,363	11/17/59	(300 bp) — Monthly	(80,518)
CMBX NA BBB− .10 Index	(83,477)	385,000	33,688	11/17/59	(300 bp) — Monthly	(49,982)
CMBX NA BBB− .10 Index	(73,306)	339,000	29,663	11/17/59	(300 bp) — Monthly	(43,813)

Diversified Income Trust 105

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB− .10 Index	$(17,975)	$76,000	$6,650	11/17/59	(300 bp) — Monthly	$(11,363)
CMBX NA BBB− .10 Index	(16,090)	66,000	5,775	11/17/59	(300 bp) — Monthly	(10,348)
CMBX NA BBB− .10 Index	(7,309)	61,000	5,338	11/17/59	(300 bp) — Monthly	(2,002)
CMBX NA BBB− .10 Index	(8,950)	41,000	3,588	11/17/59	(300 bp) — Monthly	(5,383)
CMBX NA BBB− .10 Index	(8,954)	39,000	3,413	11/17/59	(300 bp) — Monthly	(5,561)
CMBX NA BBB− .12 Index	(221,082)	973,000	44,953	8/17/61	(300 bp) — Monthly	(176,616)
CMBX NA BBB−.10 Index	(288,475)	2,338,000	204,575	11/17/59	(300 bp) — Monthly	(85,069)
CMBX NA BBB−.10 Index	(144,191)	1,665,000	145,688	11/17/59	(300 bp) — Monthly	664
CMBX NA BBB−.10 Index	(160,942)	1,269,000	111,038	11/17/59	(300 bp) — Monthly	(50,539)
CMBX NA BBB−.10 Index	(2,537)	20,000	1,750	11/17/59	(300 bp) — Monthly	(797)
CMBX NA BBB−.11 Index	(191,080)	1,214,000	53,902	11/18/54	(300 bp) — Monthly	(137,785)
CMBX NA BBB−.11 Index	(6,355)	112,000	4,973	11/18/54	(300 bp) — Monthly	(1,438)
CMBX NA BBB−.12 Index	(58,425)	189,000	8,732	8/17/61	(300 bp) — Monthly	(49,788)
CMBX NA BBB−.12 Index	(1,154)	28,000	1,294	8/17/61	(300 bp) — Monthly	125
CMBX NA BBB−.13 Index	(5,978)	97,000	4,831	12/16/72	(300 bp) — Monthly	(1,196)
CMBX NA BBB−.7 Index	(187,298)	2,950,000	533,065	1/17/47	(300 bp) — Monthly	344,292
CMBX NA BBB−.8 Index	(264,154)	2,082,000	270,244	10/17/57	(300 bp) — Monthly	5,049
CMBX NA BBB−.8 Index	(264,804)	2,082,000	270,244	10/17/57	(300 bp) — Monthly	4,399
CMBX NA BBB−.8 Index	(280,668)	1,961,000	254,538	10/17/57	(300 bp) — Monthly	(27,111)
CMBX NA BBB−.8 Index	(149,053)	962,000	124,868	10/17/57	(300 bp) — Monthly	(24,666)
CMBX NA BBB−.8 Index	(133,750)	856,000	111,109	10/17/57	(300 bp) — Monthly	(23,115)

106 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(15,437)	$99,000	$12,850	10/17/57	(300 bp) — Monthly	$(2,631)
CMBX NA BBB−.8 Index	(155)	1,000	130	10/17/57	(300 bp) — Monthly	(26)
Upfront premium received	944		Unrealized appreciation		6,532,356
Upfront premium (paid)	(38,908,023)		Unrealized (depreciation)		(9,089,166)
Total	$(38,907,079)		Total		$(2,556,810)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Diversified Income Trust 107

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$2,106,149	$8,367,864
Convertible bonds and notes	—	151,738,679	—
Corporate bonds and notes	—	408,633,640	—
Foreign government and agency bonds and notes	—	267,685,516	—
Mortgage-backed securities	—	1,066,510,885	—
Purchased options outstanding	—	3,772,565	—
Purchased swap options outstanding	—	58,172,069	—
Senior loans	—	52,470,539	—
U.S. government and agency mortgage obligations	—	1,293,803,991	—
U.S. treasury obligations	—	6,930,486	—
Warrants	—	—	18
Short-term investments	2,566,000	713,910,188	—
Totals by level	$2,566,000	$4,025,734,707	$8,367,882

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(7,788,809)	$—
Futures contracts	6,525,817	—	—
Written options outstanding	—	(1,159,527)	—
Written swap options outstanding	—	(104,196,211)	—
Forward premium swap option contracts	—	7,469,872	—
TBA sale commitments	—	(596,602,036)	—
Interest rate swap contracts	—	19,493,566	—
Total return swap contracts	—	(41,298,410)	—
Credit default contracts	—	(162,956,011)	—
Totals by level	$6,525,817	$(887,037,566)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

108 Diversified Income Trust

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $3,964,644,043)	$3,812,887,410
Affiliated issuers (identified cost $223,781,179) (Note 5)	223,781,179
Cash	5,717,372
Foreign currency (cost $14,435) (Note 1)	8,077
Interest and other receivables	22,872,293
Receivable for shares of the fund sold	2,378,659
Receivable for investments sold	76,197,391
Receivable for sales of TBA securities (Note 1)	601,266,119
Receivable for variation margin on centrally cleared swap contracts (Note 1)	5,954,469
Unrealized appreciation on forward currency contracts (Note 1)	17,567,133
Unrealized appreciation on forward premium swap option contracts (Note 1)	74,233,884
Unrealized appreciation on OTC swap contracts (Note 1)	14,216,608
Premium paid on OTC swap contracts (Note 1)	38,908,023
Prepaid assets	43,778
Total assets	4,896,032,395

LIABILITIES
Payable for investments purchased	77,889,535
Payable for purchases of delayed delivery securities (Note 1)	6,599,068
Payable for purchases of TBA securities (Note 1)	1,295,781,604
Payable for shares of the fund repurchased	11,386,027
Payable for compensation of Manager (Note 2)	1,097,860
Payable for custodian fees (Note 2)	104,962
Payable for investor servicing fees (Note 2)	602,831
Payable for Trustee compensation and expenses (Note 2)	917,875
Payable for administrative services (Note 2)	8,186
Payable for distribution fees (Note 2)	759,222
Payable for variation margin on futures contracts (Note 1)	942,737
Payable for variation margin on centrally cleared swap contracts (Note 1)	6,083,233
Unrealized depreciation on forward currency contracts (Note 1)	25,355,942
Unrealized depreciation on forward premium swap option contracts (Note 1)	66,764,012
Written options outstanding, at value (premiums $97,021,906) (Note 1)	105,355,738
TBA sale commitments, at value (proceeds receivable $600,828,633) (Note 1)	596,602,036
Unrealized depreciation on OTC swap contracts (Note 1)	100,058,413
Premium received on OTC swap contracts (Note 1)	116,225,362
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	9,496,486
Other accrued expenses	419,306
Total liabilities	2,422,450,435

Net assets	$2,473,581,960

(Continued on next page)

Diversified Income Trust 109

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,860,655,264
Total distributable earnings (Note 1)	(1,387,073,304)
Total — Representing net assets applicable to capital shares outstanding	$2,473,581,960

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($817,913,942 divided by 127,573,187 shares)	$6.41
Offering price per class A share (100/96.00 of $6.41)*	$6.68
Net asset value and offering price per class B share ($7,974,282 divided by 1,260,125 shares)**	$6.33
Net asset value and offering price per class C share ($218,081,922 divided by 34,787,495 shares)**	$6.27
Net asset value and redemption price per class M share
($78,270,341 divided by 12,513,590 shares)	$6.25
Offering price per class M share (100/96.75 of $6.25)†	$6.46
Net asset value, offering price and redemption price per class R share
($2,119,771 divided by 336,167 shares)	$6.31
Net asset value, offering price and redemption price per class R6 share
($24,944,130 divided by 3,938,378 shares)	$6.33
Net asset value, offering price and redemption price per class Y share
($1,324,277,572 divided by 208,907,033 shares)	$6.34

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

110 Diversified Income Trust

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Interest (net of foreign tax of $151) (including interest income of $314,462 from investments
in affiliated issuers) (Note 5)	$135,015,550
Total investment income	135,015,550

EXPENSES
Compensation of Manager (Note 2)	14,986,651
Investor servicing fees (Note 2)	3,920,529
Custodian fees (Note 2)	340,209
Trustee compensation and expenses (Note 2)	123,782
Distribution fees (Note 2)	5,530,433
Administrative services (Note 2)	72,442
Other	913,270
Total expenses	25,887,316
Expense reduction (Note 2)	(22,926)
Net expenses	25,864,390

Net investment income	109,151,160

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	110,805,968
Net increase from payments by affiliates (Note 2)	5,727
Foreign currency transactions (Note 1)	(296,077)
Forward currency contracts (Note 1)	(24,884,930)
Futures contracts (Note 1)	(21,834,697)
Swap contracts (Note 1)	(96,222,149)
Written options (Note 1)	14,774,137
Total net realized loss	(17,652,021)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(96,327,412)
Assets and liabilities in foreign currencies	9,907
Forward currency contracts	(10,280,705)
Futures contracts	10,264,337
Swap contracts	42,680,962
Written options	55,656,704
Total change in net unrealized appreciation	2,003,793

Net loss on investments	(15,648,228)

Net increase in net assets resulting from operations	$93,502,932

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 111

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$109,151,160	$145,387,695
Net realized loss on investments
and foreign currency transactions	(17,652,021)	(33,313,144)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	2,003,793	(320,471,420)
Net increase (decrease) in net assets resulting
from operations	93,502,932	(208,396,869)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(26,576,301)	(39,856,259)
Class B	(259,038)	(538,765)
Class C	(6,620,739)	(13,887,043)
Class M	(2,464,952)	(3,657,452)
Class R	(64,401)	(90,621)
Class R6	(1,128,173)	(1,175,827)
Class Y	(48,700,361)	(95,319,649)
From return of capital
Class A	(3,674,411)	—
Class B	(35,814)	—
Class C	(915,377)	—
Class M	(340,802)	—
Class R	(8,904)	—
Class R6	(155,980)	—
Class Y	(6,733,261)	—
Decrease from capital share transactions (Note 4)	(549,625,383)	(884,369,190)
Total decrease in net assets	(553,800,965)	(1,247,291,675)

NET ASSETS
Beginning of year	3,027,382,925	4,274,674,600
End of year	$2,473,581,960	$3,027,382,925

The accompanying notes are an integral part of these financial statements.

112 Diversified Income Trust

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Diversified Income Trust 113

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2021	$6.45	.25	(.06)	.19	(.20)	(.03)	(.23)	$6.41	2.83	$817,914.97		3.80	1,277
September 30, 2020	6.99	.25	(.52)	(.27)	(.27)	—	(.27)	6.45	(3.91)	890,025.99		3.78	1,110
September 30, 2019	6.96	.28	.06	.34	(.31)	—	(.31)	6.99	5.00	1,109,333.98		4.05	701
September 30, 2018	7.07	.31	(.04)	.27	(.38)	—	(.38)	6.96	3.81	1,293,136.98		4.39	580
September 30, 2017	6.86	.32	.29	.61	(.40)	—	(.40)	7.07	9.04	1,210,996.99		4.54	937
Class B
September 30, 2021	$6.37	.20	(.06)	.14	(.16)	(.02)	(.18)	$6.33	2.09	$7,974	1.72	2.96	1,277
September 30, 2020	6.91	.20	(.52)	(.32)	(.22)	—	(.22)	6.37	(4.67)	12,991	1.74	2.99	1,110
September 30, 2019	6.88	.23	.05	.28	(.25)	—	(.25)	6.91	4.26	19,923	1.73	3.31	701
September 30, 2018	6.99	.25	(.04)	.21	(.32)	—	(.32)	6.88	3.05	29,465	1.73	3.65	580
September 30, 2017	6.79	.26	.28	.54	(.34)	—	(.34)	6.99	8.17	43,182	1.74	3.79	937
Class C
September 30, 2021	$6.31	.20	(.06)	.14	(.16)	(.02)	(.18)	$6.27	2.13	$218,082	1.72	3.05	1,277
September 30, 2020	6.85	.20	(.52)	(.32)	(.22)	—	(.22)	6.31	(4.70)	325,092	1.74	3.04	1,110
September 30, 2019	6.82	.22	.07	.29	(.26)	—	(.26)	6.85	4.31	484,676	1.73	3.33	701
September 30, 2018	6.94	.25	(.04)	.21	(.33)	—	(.33)	6.82	3.00	600,600	1.73	3.65	580
September 30, 2017	6.75	.26	.27	.53	(.34)	—	(.34)	6.94	8.07	607,113	1.74	3.80	937
Class M
September 30, 2021	$6.30	.23	(.06)	.17	(.19)	(.03)	(.22)	$6.25	2.53	$78,270	1.22	3.51	1,277
September 30, 2020	6.84	.23	(.51)	(.28)	(.26)	—	(.26)	6.30	(4.19)	86,104	1.24	3.49	1,110
September 30, 2019	6.82	.25	.06	.31	(.29)	—	(.29)	6.84	4.75	111,949	1.23	3.76	701
September 30, 2018	6.94	.28	(.04)	.24	(.36)	—	(.36)	6.82	3.53	118,582	1.23	4.11	580
September 30, 2017	6.75	.29	.28	.57	(.38)	—	(.38)	6.94	8.67	129,640	1.24	4.26	937
Class R
September 30, 2021	$6.35	.23	(.05)	.18	(.19)	(.03)	(.22)	$6.31	2.67	$2,120	1.22	3.56	1,277
September 30, 2020	6.89	.23	(.52)	(.29)	(.25)	—	(.25)	6.35	(4.18)	2,120	1.24	3.52	1,110
September 30, 2019	6.87	.25	.06	.31	(.29)	—	(.29)	6.89	4.70	2,423	1.23	3.74	701
September 30, 2018	6.98	.29	(.04)	.25	(.36)	—	(.36)	6.87	3.64	2,404	1.23	4.13	580
September 30, 2017	6.78	.30	.28	.58	(.38)	—	(.38)	6.98	8.74	2,559	1.24	4.29	937
Class R6
September 30, 2021	$6.38	.27	(.07)	.20	(.22)	(.03)	(.25)	$6.33	3.07	$24,944.63		4.16	1,277
September 30, 2020	6.92	.27	(.52)	(.25)	(.29)	—	(.29)	6.38	(3.60)	36,162.64		4.14	1,110
September 30, 2019	6.89	.30	.06	.36	(.33)	—	(.33)	6.92	5.42	17,243.64		4.38	701
September 30, 2018	7.00	.33	(.04)	.29	(.40)	—	(.40)	6.89	4.20	14,848.64		4.75	580
September 30, 2017	6.80	.34	.28	.62	(.42)	—	(.42)	7.00	9.34	11,032.65		4.90	937

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

114 Diversified Income Trust	Diversified Income Trust 115

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
September 30, 2021	$6.38	.27	(.07)	.20	(.21)	(.03)	(.24)	$6.34	3.08	$1,324,278.72		4.10	1,277
September 30, 2020	6.91	.27	(.52)	(.25)	(.28)	—	(.28)	6.38	(3.60)	1,674,889.74		4.07	1,110
September 30, 2019	6.88	.29	.06	.35	(.32)	—	(.32)	6.91	5.30	2,529,128.73		4.33	701
September 30, 2018	7.00	.32	(.05)	.27	(.39)	—	(.39)	6.88	3.95	2,661,444.73		4.64	580
September 30, 2017	6.80	.33	.28	.61	(.41)	—	(.41)	7.00	9.24	1,592,134.74		4.79	937

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

116 Diversified Income Trust	Diversified Income Trust 117

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class M, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

118 Diversified Income Trust

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Diversified Income Trust 119

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

120 Diversified Income Trust

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Diversified Income Trust 121

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

122 Diversified Income Trust

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Diversified Income Trust 123

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $213,063,558 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $218,454,500 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$685,662,217	$231,705,562	$917,367,779

124 Diversified Income Trust

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from realized and unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,953,610 to increase undistributed net investment income and $6,953,610 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$460,305,435
Unrealized depreciation	(911,539,360)
Net unrealized depreciation	(451,233,925)
Capital loss carryforward	(917,367,779)
Cost for federal income tax purposes	$3,607,390,764

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.532% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $5,727 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Diversified Income Trust 125

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,245,853	Class R	3,157
Class B	15,435	Class R6	16,925
Class C	388,459	Class Y	2,131,042
Class M	119,658	Total	$3,920,529

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $22,926 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,794, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,219,104
Class B	1.00%	1.00%	109,860
Class C	1.00%	1.00%	2,764,032
Class M	1.00%	0.50%	426,196
Class R	1.00%	0.50%	11,241
Total			$5,530,433

126 Diversified Income Trust

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $52,247 and no monies from the sale of class A and class M shares, respectively, and received $715 and $627 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $353 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$43,727,041,641	$44,620,682,661
U.S. government securities (Long-term)	—	—
Total	$43,727,041,641	$44,620,682,661

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	22,816,622	$153,529,073	28,884,424	$195,566,286
Shares issued in connection with
reinvestment of distributions	4,078,828	27,220,249	5,494,079	36,401,073
	26,895,450	180,749,322	34,378,503	231,967,359
Shares repurchased	(37,245,609)	(248,475,852)	(55,114,967)	(363,677,678)
Net decrease	(10,350,159)	$(67,726,530)	(20,736,464)	$(131,710,319)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	8,742	$58,148	70,621	$465,120
Shares issued in connection with
reinvestment of distributions	40,943	270,144	73,873	483,974
	49,685	328,292	144,494	949,094
Shares repurchased	(828,600)	(5,463,049)	(990,005)	(6,455,454)
Net decrease	(778,915)	$(5,134,757)	(845,511)	$(5,506,360)

Diversified Income Trust 127

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	2,452,912	$16,126,866	5,243,554	$35,201,228
Shares issued in connection with
reinvestment of distributions	1,061,390	6,935,302	1,890,241	12,260,235
	3,514,302	23,062,168	7,133,795	47,461,463
Shares repurchased	(20,209,637)	(132,680,636)	(26,422,769)	(170,758,656)
Net decrease	(16,695,335)	$(109,618,468)	(19,288,974)	$(123,297,193)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	13,364	$91,541
Shares issued in connection with
reinvestment of distributions	—	—	11,888	81,315
	—	—	25,252	172,856
Shares repurchased	(1,145,077)	(7,492,113)	(2,732,800)	(18,549,583)
Net decrease	(1,145,077)	$(7,492,113)	(2,707,548)	$(18,376,727)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	87,795	$583,083	70,659	$459,743
Shares issued in connection with
reinvestment of distributions	10,855	71,314	13,594	88,338
	98,650	654,397	84,253	548,081
Shares repurchased	(96,141)	(644,060)	(102,265)	(677,774)
Net increase (decrease)	2,509	$10,337	(18,012)	$(129,693)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,220,574	$8,098,132	4,580,833	$29,457,619
Shares issued in connection with
reinvestment of distributions	191,070	1,260,223	176,191	1,137,662
	1,411,644	9,358,355	4,757,024	30,595,281
Shares repurchased	(3,142,326)	(20,440,899)	(1,580,244)	(10,389,978)
Net increase (decrease)	(1,730,682)	$(11,082,544)	3,176,780	$20,205,303

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	61,121,394	$405,907,778	137,289,072	$920,726,339
Shares issued in connection with
reinvestment of distributions	6,792,585	44,830,754	12,038,352	79,119,592
	67,913,979	450,738,532	149,327,424	999,845,931
Shares repurchased	(121,512,156)	(799,319,840)	(252,614,949)	(1,625,400,132)
Net decrease	(53,598,177)	$(348,581,308)	(103,287,525)	$(625,554,201)

128 Diversified Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Short Term
Investment Fund**	$345,792,213	$1,304,853,488	$1,426,864,522	$314,462	$223,781,179
Total Short-term
investments	$345,792,213	$1,304,853,488	$1,426,864,522	$314,462	$223,781,179

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Diversified Income Trust 129

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$644,100,000
Purchased currency option contracts (contract amount)	$559,600,000
Purchased swap option contracts (contract amount)	$9,117,100,000
Written TBA commitment option contracts (contract amount)	$644,100,000
Written currency option contracts (contract amount)	$500,100,000
Written swap option contracts (contract amount)	$8,007,900,000
Futures contracts (number of contracts)	19,000
Forward currency contracts (contract amount)	$4,368,600,000
Centrally cleared interest rate swap contracts (notional)	$15,381,200,000
OTC total return swap contracts (notional)	$136,800,000
Centrally cleared total return swap contracts (notional)	$2,180,400,000
OTC credit default contracts (notional)	$1,004,800,000
Warrants (number of warrants)	23,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$36,350,269	Payables	$199,509,413
Foreign exchange
contracts	Investments, Receivables	21,339,698	Payables	26,515,469
Equity contracts	Investments	18	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	324,084,050*	Unrealized depreciation	377,714,214*
Total		$381,774,035		$603,739,096

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

130 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(34,971,174)	$(34,971,174)
Foreign exchange contracts	10,853,712	—	(24,884,930)	—	$(14,031,218)
Interest rate contracts	93,574,874	(21,834,697)	—	(61,250,975)	$10,489,202
Total	$104,428,586	$(21,834,697)	$(24,884,930)	$(96,222,149)	$(38,513,190)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$56,163,595	$56,163,595
Foreign exchange contracts	2,213,626	—	(10,280,705)	—	$(8,067,079)
Interest rate contracts	(49,179,834)	10,264,337	—	(13,482,633)	$(52,398,130)
Total	$(46,966,208)	$10,264,337	$(10,280,705)	$42,680,962	$(4,301,614)

Diversified Income Trust 131

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate swap
contracts§	$—	$—	$5,502,974	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,502,974
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared
total return swap
contracts§	—	—	451,495	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	451,495
OTC Credit default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	5,246,279	2,250,788	—	6,769,075	—	—	11,722,737	2,425,249	7,936,141	—	—	—	—	—	—	36,350,269
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	250,631	733,630	—	—	1,276,269	—	725,864	—	1,794,910	1,261,513	682,775	—	—	543,729	3,066,485	3,812,124	1,339,739	1,608,580	—	470,884	17,567,133
Forward premium
swap option
contracts#	26,580,149	1,226,854	—	—	7,713,395	—	—	—	1,627,416	—	16,036,597	—	—	9,325,484	—	—	1,428,999	8,522,931	1,772,059	—	74,233,884
Purchased swap
options**#	245,537	—	—	—	—	—	—	—	6,167,693	—	9,135,172	—	—	37,731,404	1,552,590	—	—	3,339,673	—	—	58,172,069
Purchased
options**#	950,110	—	—	—	—	—	—	—	918,864	—	1,078,222	—	—	—	—	—	—	825,369	—	—	3,772,565
Total Assets	$28,026,427	$1,960,484	$5,954,469	$—	$8,989,664	$5,246,279	$2,976,652	$—	$17,277,958	$1,261,513	$26,932,766	$11,722,737	$2,425,249	$55,536,758	$4,619,075	$3,812,124	$2,768,738	$14,296,553	$1,772,059	$470,884	$196,050,389
Liabilities:
Centrally cleared
interest rate swap
contracts§	$—	$—	$5,431,118	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,431,118
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	203,133	—	—	—	—	—	—	203,133
Centrally cleared
total return swap
contracts§	—	—	652,115	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	652,115
OTC Credit
default
contracts —
protection
sold*#	2,068,656	—	—	—	—	20,425,929	60,598,452	145,692	24,982,328	—	—	47,938,963	13,833,757	29,312,503	—	—	—	—	—	—	199,306,280

132 Diversified Income Trust	Diversified Income Trust 133

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
OTC Credit
default
contracts —
protection
purchased*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	942,737	—	—	—	—	—	—	—	—	942,737
Forward
currency
contracts#	2,065,325	373,461	—	—	463,999	—	211,144	—	6,001,840	888,355	4,294,892	—	—	3,476,180	864,920	1,145,999	1,147,465	3,822,445	—	599,917	25,355,942
Forward
premium
swap option
contracts#	22,145,288	861,404	—	—	8,736,642	—	—	—	3,031,437	—	16,012,138	—	—	5,577,684	—	—	1,041,414	8,054,506	1,303,499	—	66,764,012
Written swap
options #	1,826,179	—	—	—	7,807,926	—	—	—	4,630,439	—	40,956,285	—	—	39,143,037	1,813,244	—	1,250,494	6,768,607	—	—	104,196,211
Written options #	252,467	—	—	—	—	—	—	—	239,767	—	396,532	—	—	—	—	—	—	270,761	—	—	1,159,527
Total Liabilities	$28,357,915	$1,234,865	$6,083,233	$—	$17,008,567	$20,425,929	$60,809,596	$145,692	$38,885,811	$888,355	$61,659,847	$48,881,700	$13,833,757	$77,712,537	$2,678,164	$1,145,999	$3,439,373	$18,916,319	$1,303,499	$599,917	$404,011,075
Total Financial
and Derivative
Net Assets	$(331,488)	$725,619	$(128,764)	$—	$(8,018,903)	$(15,179,650)	$(57,832,944)	$(145,692)	$(21,607,853)	$373,158	$(34,727,081)	$(37,158,963)	$(11,408,508)	$(22,175,779)	$1,940,911	$2,666,125	$(670,635)	$(4,619,766)	$468,560	$(129,033)	$(207,960,686)
Total collateral
received
(pledged)†##	$281,434	$672,434	$—	$—	$(8,018,903)	$(15,179,650)	$(57,832,944)	$(142,971)	$(21,607,853)	$373,158	$(34,727,081)	$(36,199,936)	$(11,385,190)	$(22,175,779)	$1,940,911	$2,666,125	$(412,918)	$(4,473,304)	$430,000	$—
Net amount	$(612,922)	$53,185	$(128,764)	$—	$—	$—	$—	$(2,721)	$—	$—	$—	$(959,027)	$(23,318)	$—	$—	$—	$(257,717)	$(146,462)	$38,560	$(129,033)
Controlled
collateral
received
(including TBA
commitments)**	$281,434	$672,434	$—	$374,000	$—	$—	$—	$—	$—	$500,000	$—	$1,262,000	$—	$—	$2,142,404	$3,834,214	$—	$—	$430,000	$—	$9,496,486
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$(11,580,255)	$(15,545,729)	$(57,849,069)	$(142,971)	$(22,300,596)	$—	$(35,328,049)	$(36,199,936)	$(11,385,190)	$(23,236,483)	$—	$—	$(412,918)	$(4,473,304)	$—	$—	$(218,454,500)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $10,446,973 and $38,828,232, respectively.

134 Diversified Income Trust	Diversified Income Trust 135

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

136 Diversified Income Trust

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is primarily due to foreign currency losses and/or losses on swaps.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $79,564,888 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Diversified Income Trust 137

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

138 Diversified Income Trust

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Diversified Income Trust 139

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

140 Diversified Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Independent Registered	Governance, Assistant Clerk,	Stephen J. Tate
Public Accounting Firm	and Assistant Treasurer	Vice President and
PricewaterhouseCoopers LLP		Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2021	$195,021	$ —	$14,295	$ —
September 30, 2020	$204,546	$ —	$14,833	$ —

For the fiscal years ended September 30, 2021 and September 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $279,194 and $360,675 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2021	$ —	$264,899	$ —	$ —
September 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 24, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 24, 2021